                                                                 Exhibit 4(v)(i)

           FORM OF SERIES H FLOATING RATE OR INDEXED RATE BEARER NOTE

BEARER                                                          PRINCIPAL AMOUNT
                                                                  OR FACE AMOUNT

                        SALOMON SMITH BARNEY HOLDINGS INC.
No. FL-                    MEDIUM-TERM NOTE, SERIES H

                         (FLOATING RATE OR INDEXED RATE)                   CUSIP

                  Due More Than Nine Months from Date of Issue

            ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTION 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

            IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

Issue Price:                                     Original Issue Date:

Initial Interest Rate:                               Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
      (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:    |_|  Yes  (see attached)  |_|  No

      Optional Payment Currency:
      Designated Exchange Rate:

Base Rate:  |_|  CD Rate  |_|  Commercial Paper Rate  |_|  Federal Funds Rate
            |_|  LIBOR Telerate  |_|  LIBOR Reuters  |_|  Treasury Rate
            |_|  Treasury Rate Constant Maturity  |_|  Prime Rate
            |_| J. J. Kenny Rate |_| Eleventh District Cost of Funds Rate |_| Other (see attached)

Interest Reset Period                                 Index Maturity:
or Interest Reset Dates:

Interest Payment Dates:               Accrue to Pay:  |_|  Yes  |_|  No

Indexed Principal Note:  |_|  Yes  (see attached)  |_|  No

Floating Rate:  |_|  Indexed Interest Rate:  |_|  (see attached)

Spread Multiplier:                                      Spread (+/-):

Spread Reset   |_|  The Spread or Spread Multiplier may not be changed prior to
                    Stated Maturity.

               |_| The Spread or Spread Multiplier may be changed prior to Stated Maturity (see attached).

Optional Reset Dates (if applicable):

Maximum Interest Rate:                         Minimum Interest Rate:

Inverse Floating Rate Note:  |_|  Yes  (see attached)  |_|  No

      Initial Fixed Interest Rate:             Reset Fixed Reference Rate:

Floating Rate / Fixed Rate Note:  |_|  Yes  (see attached)  |_|  No

Amortizing Note:  |_|  Yes  |_|  No

      Amortization Schedule:

Optional Redemption:  |_|  Yes  |_|  No

      Optional Redemption Dates:

      Redemption Prices:

Bond Yield to Maturity:                        Bond Yield to Call:

Optional Repayment:  |_|  Yes  |_|  No

      Optional Repayment Dates:                Optional Repayment Prices:

Optional Extension of Stated Maturity:  |_|  Yes  |_|  No

      Final Maturity:

Discount Note:  |_|  Yes  |_|  No

      Total Amount of OID:                     Yield to Maturity:

Renewable Note:  |_|  Yes  (see attached)  |_|  No

      Special Election Interval (if applicable):

      Amount (if less than entire principal amount) as to which election may be exercised:

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

      SALOMON SMITH BARNEY HOLDINGS INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to bearer, upon presentation and surrender hereof, or earlier if and to the extent so provided herein, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the Pricing Supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) to pay accrued interest on the Principal Amount then outstanding (or, in the case of an Indexed Principal Note, the Face Amount then outstanding): (i) if this is a Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Base Rate shown above, adjusted by the Spread or Spread Multiplier, if any, shown above, determined in accordance with the provisions hereof, (ii) if this is an Indexed Rate Note, at a rate determined by reference to an Index as described herein, (iii) if this is an Inverse Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Inverse Floating Rate, as determined in accordance with the provisions hereof, or (iv) if this is a Floating Rate / Fixed Rate Note, at a rate determined as described herein, in arrears to the bearer of the interest coupons attached hereto (the "Coupons") upon surrender thereof as they shall severally mature at the rates per annum and on the dates, determined as described on the reverse hereof, until, in either case, the Principal Amount or the Face Amount is paid or duly provided for in accordance with the terms hereof.

      For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York, (b) London, England, (c) the place in which this Note or any Coupon is presented for payment or (d) if the Specified Currency (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which in the case of the Euro shall be Brussels, Belgium) and (ii) if the Base Rate specified above is LIBOR, a London Banking Day. "London Banking Day means any day on which dealings in deposits in the Specified currency are transacted in the London interbank market.

      If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

      Except under certain circumstances for Notes having Specified Currencies other than U.S. dollars, payments of the principal hereof and any premium and interest hereon will be made only in the Specified Currency. Payments in respect of this Note and any Coupon will be made only against surrender of this Note or such Coupon, at the offices of the Paying Agents outside the United States listed on the reverse hereof. At the direction of the Holder of this Note or any Coupon, and subject to applicable laws and regulations, such payments will be made by check drawn on a bank in The City of New York (in the case of U.S. dollar payments) or outside the United States (in the case of payments in a currency other than U.S. dollars) mailed to an address outside the United States furnished by the Holder hereof or, at the option of the Holder hereof, by wire transfer (pursuant to written instructions supplied by the Holder hereof) to an account maintained by the payee with a bank located outside the United States. No payment in respect of this Note or any Coupon will be made upon presentation of this Note or such Coupon at any office or agency of the Trustee or any other paying agency maintained by the Company in the United States, nor will any such payment be made by transfer to an account, or by mail to an address, in the United States. Notwithstanding the foregoing, if U.S. dollar payments in respect of this Note or any Coupons at the offices of all Paying Agents outside the United States become illegal or are effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in U.S. dollars, the Company will appoint an office or agency (which may be the Trustee) in the United States at which such payments may be made.

      REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

      This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as Trustee.

      IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                    SALOMON SMITH BARNEY HOLDINGS INC.


                                    By
                                      --------------------------
                                      Authorized Officer

[Seal]


                                    Attest:
                                           ---------------------
                                           Secretary

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Bearer Notes issued under the within-mentioned
Indenture.

                                   CITIBANK, N.A.,
                                     as Trustee


                                   By
                                      --------------------------
                                     Authorized Signatory

                        SALOMON SMITH BARNEY HOLDINGS INC.

                           MEDIUM-TERM NOTE, SERIES H

                           (FLOATING OR INDEXED RATE)

General

      This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture dated as of December 1, 1988, as amended (the "Indenture") between the Company and Citibank, N.A., as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, as exchange rate agent for the Notes (the "Exchange Rate Agent"), on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

      Unless otherwise specified on the face hereof, the authorized denominations of Bearer Notes denominated in U.S. dollars will be U.S.$10,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Bearer Notes having a specified currency other than U.S. dollars will be, unless otherwise specified herein, the approximate equivalents thereof in the Specified Currency.

Floating Rate Notes

      Unless otherwise specified on the face hereof, if this Note is a Floating Rate Note, this Note will bear interest from its Original Issue Date to the first Interest Reset Date (as defined below) at the Initial Interest Rate set forth on the face hereof. Thereafter, the interest rate hereon for each Interest Reset Period (as defined below) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof. The face of this Note will designate one of the following Base Rates as applicable hereto: (i) the CD Rate, (ii) the Commercial Paper Rate, (iii) the Federal Funds Rate, (iv) LIBOR, (v) the Treasury Rate, the Prime Rate, the J.J. Kenny Rate, the Eleventh District Cost of Funds Rate or (vi) such other Base Rate as set forth herein. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates", or any successor publication, published by the Board of Governors of the Federal Reserve System.

      As specified on the face hereof, this Note may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period ("Maximum Interest Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period ("Minimum Interest Rate"). In addition to any Maximum Interest Rate that may be specified on the face hereof, the interest rate will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

      The Company will appoint, and enter into an agreement with, agents (each, a "Calculation Agent") to calculate interest rates on this Note. All determinations of interest rates by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof. Unless otherwise specified on the face hereof, Citibank, N.A. shall be the Calculation Agent for this Note. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date. In addition, such information will be communicated to the Luxembourg Stock Exchange and will be made available at the offices of the Paying Agent in Luxembourg and at the Luxembourg Stock Exchange.

      As specified on the face hereof, the interest rate hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" specified on the face hereof, and the first day of each Interest Reset Period being an "Interest Reset Date"). Unless otherwise specified on the face hereof, the Interest Reset Dates will be, if this Note resets daily, each Business Day; if this Note (unless this Note is a Treasury Rate Note) resets weekly, Wednesday of each week; if this Note is a Treasury Rate Note that resets weekly, Tuesday of each week (except as provided below under "Determination of Treasury Rate"); if this Note resets monthly, the third Wednesday of each month (with the exception of monthly reset Eleventh District Cost of Funds Rate Notes, which reset on the first calendar day of each month); if this Note resets quarterly, the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, the third Wednesday of the month of each year specified on the face hereof. If an Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. If an auction of direct obligations of United States Treasury Bills falls on a day that is an Interest Reset Date for Treasury Rate Notes, the Interest Reset Date shall be the succeeding Business Day.

      Unless otherwise specified on the face hereof, the interest payable hereon on each Interest Payment Date shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been paid, as the case may be, to but excluding such Interest Payment Date, provided, however, that if the interest rate is reset daily or weekly, the interest payable hereon shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been accrued and paid, as the case may be, to but excluding the Record Date immediately preceding such Interest Payment Date, except that, at Maturity, the interest payable will include interest accrued to, but excluding, the date of Maturity.

      If more than one Interest Reset Date occurs during any period for which accrued interest is being calculated, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed, unless otherwise specified on the face hereof, by dividing the interest rate in effect on such day by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate, the J.J. Kenny Rate, the Prime Rate, the Eleventh District Cost of Funds Rate or LIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. In all other cases, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by the interest rate in effect during the period for which accrued interest is being calculated, and multiplying that product by the quotient obtained by dividing the number of days in the period for which accrued interest is being calculated by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate the J.J. Kenny Rate, the prime Rate, the Eleventh District cost of Funds Rate or LIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. For purposes of making the foregoing calculations, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

      Unless otherwise specified on the face hereof, all percentages resulting from any calculation of the rate of interest hereof will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

      Unless otherwise specified on the face hereof, interest will be payable, if this Note resets daily, weekly or monthly (other than Eleventh District Cost of Funds Rate Notes), on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof or, in the case of Eleventh District Cost of Funds Rate Notes, on the first calendar day of each March, June, September and December; if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, on the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, on the third Wednesday of the month of each year specified on the face hereof, and in each case at Maturity (each such day being an "Interest Payment Date"). If an Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day provided, however, if with respect to any Note for which "Accrue to Pay" is not specified on the face hereof, if an Interest Payment Date with respect to such Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; provided, further, that any payment required to be made in respect of a Note that does not Accrue to Pay on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such dates, and no additional interest shall accrue as a result of such delayed payment.

      Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest hereon shall be the rate determined in accordance with the provisions under the applicable heading below.

Determination of CD Rate

      If the Base Rate specified on the face hereof is the CD Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 p.m. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Certificates of Deposit". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity on the face hereof in a denomination of $5,000,000, provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the CD Rate for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

      The "Calculation Date" pertaining to any CD Rate Determination Date shall be the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

Determination of Commercial Paper Rate

      If the Base Rate shown on the face hereof is the Commercial Paper Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published in H.15(519) under the heading "Commercial Paper". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day, (the "Calculation Date") then the Commercial Paper Rate for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Commercial Paper". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency, provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

      "Money Market Yield" shall be the yield calculated in accordance with the following formula:

                                        D x 360
               Money Market Yield = --------------- X 100
                                    360 - (D x M)
where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the Index Maturity specified on the face hereof.

      The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

Determination of Federal Funds Rate

      If the Base Rate specified on the face hereof is the Federal Funds Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and Spread or Spread Multiplier, if any, specified on the face hereof. The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If by 3:00 p.m., New York City time, on such Calculation Date, such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)", provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there is no such Interest Reset Period, the Initial Interest Rate). If this Note resets daily, the interest rate on this Note for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

      The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

Determination of LIBOR

      If the Base Rate specified on the face hereof is LIBOR, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof. "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent as follows:

            (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Note will determine the arithmetic mean of the offered rates for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, which appear on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Designated LIBOR Page" means either (a) if "LIBOR Telerate" is designated on the face hereof, the display designated as page "3750" on the Dow Jones Telerate Service (or such other page as may replace page "3750" on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying the London interbank offered rates of major banks) or (b) if "LIBOR Reuters" is designated on the face hereof, the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of major banks). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate had been specified. If at least two such offered rates appear on the Designated LIBOR Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Note.

            (ii) If fewer than two offered rates appear on the Designated LIBOR Page on such LIBOR Determination Date, the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered quotations for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the Specified Currency to leading European banks for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time, provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

Determination of Treasury Rate

      If the Base Rate specified on the face hereof is the Treasury Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. Unless "Treasury Rate Constant Maturity" is specified on the face hereof, The "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading "U.S. Government Securities-Treasury bills-auction average (investment)" or, if not so published by 3:00 p.m., New York City time, on the tenth calendar day after such Treasury Rate Determination Date (or, if such day is not a Business Day, the next succeeding Business Day) (the "Calculation Date"), the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof, provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

      The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

      If "Treasury Rate Constant Maturity" is specified in the applicable Pricing Supplement, the "Treasury Rate" for each Interest Reset Period will be the rate that is set forth in the Federal Reserve Board publication H.15(519) opposite the caption "U.S. Government/Securities/ Treasury Constant Maturities/" in the Index Maturity with respect to the applicable Constant Maturity Treasury Rate Determination Date (as defined below). If the H.15(519) is not published, the "Constant Maturity -- Treasury Rate" shall be the rate that was set forth on Telerate Page 7055, or its successor page (as determined by the Calculation Agent), on the applicable Constant Maturity Treasury Rate Determination Date opposite the applicable Index Maturity. If no such rate is set forth, then the Treasury Rate for such Interest Reset Period shall be established by the Calculation Agent as follows. The Calculation Agent will contact the Federal Reserve Board and request the Treasury Rate, in the applicable Index Maturity, for the Constant Maturity Treasury Rate Determination Date. If the Federal Reserve Board does not provide such information, then the Treasury Rate for such Interest Reset Date will be the arithmetic mean of bid-side quotations, expressed in terms of yield, reported by three leading U.S. government securities dealers (one or more of which may be an Agent), according to their written records, as of 3:00 p.m. (New York City time) on the Constant Maturity Treasury Rate Determination Date, for the noncallable U.S. Treasury Note that is nearest in maturity to the Index Maturity, but not less than exactly the Index Maturity and for the noncallable U.S. Treasury Note that is nearest in maturity to the Index Maturity, but not more than exactly the Index Maturity. The Calculation Agent shall calculate the Treasury Rate by interpolating to the Index Maturity based on an actual/actual date count basis, the yield on the two Treasury Notes selected. If the Calculation Agent cannot obtain three such adjusted quotations, the Treasury Rate for such Interest Reset Date will be the arithmetic mean of all such quotations, or if only one such quotation is obtained, such quotation, obtained by the Calculation Agent. In all events, the Calculation Agent shall continue polling dealers until at least one adjusted yield quotation can be determined.

      "The Constant Maturity Treasury Rate Determination Date" shall be the tenth Business Day prior to the Interest Reset Date for the applicable Interest Reset Period.

      The "Calculation Date" pertaining to any Treasury Rate Determination Date or Constant Maturity Treasury Rate Determination Date, as applicable, shall be the tenth calendar day after such Treasury Rate Determination Date or Constant Maturity Treasury Rate Determination Date, as applicable, or, if such a day is not a Business Day, the next succeeding Business Day.

Determination of Prime Rate

      Prime Rate Notes will bear interest at the interest rates (calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if any) specified in the Prime Rate Notes and in the applicable Pricing Supplement.

      Unless otherwise indicated in the applicable Pricing Supplement, the "Prime Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Prime Rate Note as of the second Business Day prior to the Interest Reset Date for such Interest

Reset Period (a "Prime Rate Determination Date") and shall be the rate made available and subsequently published on such date in H.15(519) under the heading "Bank Prime Loan." In the event that such rate has not been made available prior to 3:00 P.M., New York City time, on the Calculation Date (as defined below) pertaining to such Prime Rate Determination Date, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen NYMF Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Prime Rate Determination Date. If fewer than four such rates but more than one such rate appear on the Reuters Screen NYMF Page for the Prime Rate Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Rate Determination Date by four major money center banks in The City of New York selected by the Calculation Agent. If fewer than two such rates appear on the Reuters Screen NYMF Page, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the prime rates quoted in The City of New York on such Prime Rate Determination Date by at least three substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least U.S. $500,000,000 and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the banks or trust companies selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Rate Determination Date will be the Prime Rate in effect on such Prime Rate Determination Date. "Reuters Screen NYMF Page" means the display designated as page "NYMF" on the Reuters Monitor Money Rates Service (or such other page as may replace the NYMF page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

      The "Calculation Date" pertaining to any Prime Rate Determination Date shall be the tenth calendar day after such Prime Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

Determination of J.J. Kenny Rate

      J.J. Kenny Rate Notes will bear interest at the interest rates (calculated by reference to the J.J. Kenny Rate and the Spread and/or Spread Multiplier, if
any) specified in the J.J. Kenny Rate Notes and in the applicable Pricing Supplement.

      Unless otherwise indicated in an applicable Pricing Supplement, the "J.J. Kenny Rate" for each Interest Reset Period will be determined by the Calculation Agent for such J.J. Kenny Rate Note as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "J.J. Kenny Rate Determination Date") and shall be the per annum rate on such date equal to the index made available and subsequently published by Kenny Information Systems or its successor, based upon 30-day yield evaluations at par of bonds, the interest on which is excludable from gross income for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"), of not less than five "high grade" component issuers selected from time to time by Kenny Information Systems, including without limitation, issuers of general obligation bonds; provided, however, that the bonds on which the index is based shall not include any bonds the interest on which is subject to an "alternate minimum tax" or similar tax under the Code, unless all tax-exempt bonds are subject to such tax. If such rate is not made available by 3:00 P.M., New York City time, on the Calculation Date (as defined below) pertaining to such J.J. Kenny Rate Determination Date, the J.J. Kenny Rate shall be the rate quoted by a successor indexing agent selected by the Company equaling the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Corporation in respect of issuers selected by such successor indexing agent most closely resembling the "high grade" component issuers selected by Kenny Information Systems that are subject to tender by the holders thereof for purchase on not more than seven days' notice and the interest on which is (A) variable on a weekly basis, (B) excludable from gross income for federal income tax purposes under the Code, and (C) not subject to an "alternate minimum tax" or similar tax under the Code, unless all tax-exempt bonds are subject to such tax; provided, however, that if a successor indexing agent is not available, the J.J. Kenny Rate with respect to such J.J. Kenny Rate Determination Date will be the J.J. Kenny Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

      The "Calculation Date" pertaining to any J.J. Kenny Rate Determination Date shall be the tenth calendar day after such J.J. Kenny Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

Determination of Eleventh District Cost of Funds Rate

      Eleventh District Cost of Funds Rate Notes will bear interest at the interest rates (calculated by reference to the Eleventh District Cost of Funds Rate and the Spread and/or Spread Multiplier, if any) specified in the Eleventh District Cost of Funds Rate Notes and in the applicable Pricing Supplement.

      Unless otherwise indicated in an applicable Pricing Supplement, the "Eleventh District Cost of Funds Rate," for each Interest Reset Period will be determined by the Calculation Agent for such Eleventh District Cost of Funds Rate Note as of the last working day of the month immediately prior to such Interest Reset Date for such Interest Reset Period on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Eleventh District Cost of Funds Index (as defined below) (the "Eleventh District Cost of Funds Rate Determination Date"), and shall be the rate equal to the monthly weighted average cost of funds for the calendar month preceding such Eleventh District Cost of Funds Rate Determination Date as set forth under the caption "Eleventh District" on the Telerate Page 7058 as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Determination Date. If such rate does not appear on Telerate Page 7058 on any related Eleventh District Cost of Funds Rate Determination Date, the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Eleventh District Cost of Funds Rate Index") by the FHLB of San Francisco as such cost of funds for the calendar month preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month next preceding such Eleventh District Cost of Funds Rate Determination Date, then the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Determination Date.

Inverse Floating Rate Notes

      If this Note is designated as an Inverse Floating Rate Note on the face hereof, the Inverse Floating Rate shall be equal to (i) in the case of the period, if any, commencing on the Original Issue Date (or such other date which may be specified on the face hereof as the date on which this Note shall begin to accrue interest), up to the first Interest Reset Date, the Initial Fixed Interest Rate shown above, and (ii) in the case of each period commencing on an Interest Reset Date, the Reset Fixed Reference Rate shown above minus the interest rate determined by reference to the Base Rate shown above, as adjusted by the Spread or Spread Multiplier, if any, as determined in accordance with the provisions hereof, provided, however, that (x) the interest rate thereon will not be less than zero and (y) the interest rate in effect for the ten days immediately prior to the date of Maturity will be the the rate in effect on the tenth day preceding such date.

Floating Rate / Fixed Rate Notes

      If this Note is designated as a Floating Rate / Fixed Rate Note, this Note will be a Floating Rate note for a specified portion of its term and a Fixed Rate Note for the remainder of its term, in which event the interest rate on this Note will be determined as provided herein as if it were a Floating Rate Note and a Fixed Rate Note hereunder for each such respective period, all as described herein and in the applicable Pricing Supplement.

Subsequent Interest Periods

      If so specified on the face hereof, the Spread or Spread Multiplier on this Note may be reset by the Company on the date or dates specified on the face hereof (each an "Optional Reset Date"). Not later than 40 days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Spread or Spread Multiplier, and if so, (i) such new Spread or Spread Multiplier and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Reset Notice and establish a higher Spread or Spread Multiplier for the Subsequent Interest Period by causing the Trustee to mail notice of such higher Spread or Spread

Multiplier to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Spread or Spread Multiplier is reset on an Optional Reset Date will bear such higher Spread or Spread Multiplier.

      The Holder of this Note will have the option to elect repayment by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

Indexed Notes

      If this Note is an Indexed Note, then certain or all interest payments, in the case of an Indexed Rate Note, and/or the principal amount payable at Stated Maturity or earlier redemption or retirement, in the case of an Indexed Principal Note, is determined by reference to the amount designated on the face hereof as the Face Amount of this Note and by reference to the Index as described on the face hereof. If this Note is a Floating Rate Note or Indexed Rate Note that is also an Indexed Principal Note, the amount of any interest payment will be determined by reference to the Face Amount described on the face hereof unless otherwise specified. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If the determination of the Index is calculated or announced by a third party, which may be an affiliate of the Company, and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time this Note was issued and permitted changes described on the face hereof), then such Index shall be calculated for this Note's purposes by another third party, which may be an affiliate of the Company, selected by the Company subject to the same conditions and controls as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed interest payments, if any, or any indexed principal amount of this Note shall be calculated in the manner described on the face hereof. Any determination of such third party shall in the absence of manifest error be binding on all parties.

Payment in Currencies Other Than the Specified Currency

      Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

      In the event of an official redenomination of the Specified Currency of this Note (other than as a result of European Monetary Union, but including without limitation an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated). In the event of European Monetary Union, the procedures described in this paragraph shall not apply, and the obligations of the Company with respect to payments on this Note shall instead be determined as set forth in the following paragraph.

      Stage III of the European Economic and Monetary Union ("Stage III") is presently scheduled to commence on January 1, 1999 for those member states of the European Union that satisfy the economic convergence criteria set forth in the Treaty on European Union. Certain of the foreign currencies in which this Note may be denominated or payments in respect of this Note may be due are signatories to such Treaty (any such country, a "Relevant Jurisdiction" with respect to such Note). Stage III includes the introduction of a single currency (the "Euro") which will be legal tender in such member states. It is anticipated that the European Union will adopt regulations or other legislation providing specific rules for the introduction of the Euro in substitution for the respective national currencies of such member states, which regulations or legislation may be supplemented by legislation of the individual member states. In the event that any Relevant Jurisdiction adopts the Euro, the laws and regulations of the European Union (and, if any, of such Relevant Jurisdiction) relating to the Euro implemented pursuant to or by virtue of the Treaty on European Union shall apply to this Note and the Indenture, and, except as provided in the following paragraph, the payment of principal of, or interest on, or any other amounts in respect of this Note at any time after the official date of introduction of the Euro by the Relevant Jurisdiction shall be effected in Euro in conformity with any such legally applicable measures. If, following the introduction of the Euro by a Relevant Jurisdiction, the Company has the option, pursuant to legally applicable measures, to make payments of principal of, or interest on or any other amounts in respect of, this Note in either the current national currency of such Relevant Jurisdiction or Euro, the Company will make such payments in such national currency or Euro at its sole discretion. To the extent that the terms and conditions of this Note require the rounding up or down of certain amounts or quotations expressed in Euro, such rounding will be made to the smallest currency unit of the Euro. The circumstances and consequences described in this paragraph and any resultant amendment to the terms and conditions of this Note will not entitle any Holder hereof (i) to any legal remedy, including, without limitation, redemption, rescission, notice, repudiation, adjustment or renegotiation of the terms and conditions of this Note or the Indenture, or (ii) to raise any defense or make any claim (including, without limitation, claims of breach, force majeure, frustration of purpose or impracticability) or any other claim for compensation, damages or any other relief, nor will any such events affect any of the other obligations of the Company under this Note or the Indenture.

Dual Currency Notes

      If this Note is specified on the face hereof as a Dual Currency Note, the Company may have a one time option, exercisable on one or more dates (each an "Option Election Date") in whole, but not in part, with respect to all Notes issued on the same day and having the same terms (a "Tranche"), of thereafter making all payments of principal, premium, if any, and interest (which payments would otherwise be made in the Specified Currency of such Notes) in an optional currency (the "Optional Payment Currency").

      If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified in the applicable Pricing Supplement. If such election is made, notice of such election shall be mailed in accordance with the terms of the applicable Tranche of Dual Currency Notes within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, in which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

Renewable Notes

      If this Note is specified on the face hereof as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Maturity Date") unless the term of all or any portion of this Note is renewed in accordance with the following procedures:

      On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof) prior to the Initial Maturity Date of a this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

      The Holder may elect to renew the term of this Note, or if so specified, any portion thereof, by delivering a notice to such effect to the Trustee (or any duly appointed paying agent) at the corporate trust office of the Trustee or agency of the Trustee in the City of New York not less than 15 nor more than 30 days prior to such Renewal Date. Such election will be irrevocable and will be binding upon each subsequent holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof and then only in such principal amount, or any integral multiple in excess thereof, as is specified on the face hereof. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof.

      If the Holder does not elect to renew the term, this Note must be presented to the Trustee (or any duly appointed paying agent) and, as soon as practicable following receipt of such Note the Trustee (or any duly appointed paying agent) shall issue in exchange therefore in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms identical to the exchanged Note.

Extension of Maturity

      If so specified on the face hereof, the Maturity of this Note may be extended at the option of the Company for the period or periods of whole years specified on the face hereof (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face hereof. If the Company exercises such option, the Trustee will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice") first class, postage prepaid indicating (i) the election of the Company to extend the Maturity, (ii) the new Stated Maturity, (iii) the Spread or Spread Multiplier applicable to the Extension Period, and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's mailing of the Extension Notice, the Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Notice.

      Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Extension Notice and establish a higher Spread or Spread Multiplier for the Extension Period by causing the Trustee to mail notice of such higher Spread or Spread Multiplier, first class, postage prepaid to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Maturity is extended will bear such higher Spread or Spread Multiplier.

      If the Company extends the Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days before the such old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth calendar day before the old Stated Maturity.

Optional Redemption, Repayment and Repurchase

      If so specified on the face hereof, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an Optional Redemption Date") specified herein, at the price (the "Redemption Price")(together with accrued interest to such Optional Redemption Date) specified herein. Unless otherwise stated herein, the Company may exercise such option with respect to this Note by notifying the Trustee for this Note at least 45 days prior to any Optional Redemption Date. At least 30 but not more than 60 days prior to the date of redemption, the Trustee shall provide notice of such redemption to the Holder hereof in accordance with "Notices" below. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof. If redeemed prior to its Stated Maturity, this Note must be presented for payment together with all unmatured Coupons, if any, appertaining hereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment.

      If so specified on the face hereof, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an Optional Redemption Date") specified herein, at the price (the "Redemption Price")(together with accrued interest to such Optional Redemption Date) specified herein. Unless otherwise stated herein, the Company may exercise such option with respect to this Note by notifying the Trustee for this Note at least 45 days prior to any Optional Redemption Date. At least 30 but not more than 60 days prior to the date of redemption, the Trustee shall provide notice of such redemption to the Holder hereof in accordance with "Notices" below. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof. If redeemed prior to its Stated Maturity, this Note must be presented for payment together with all unmatured Coupons, if any, appertaining hereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment.

      Unless otherwise specified herein, the Bearer Notes will not be subject to any sinking fund.

      The Bearer Notes may be redeemed at the option of the Company in whole, but not in part, at any time on giving not less than 30 or more than 60 days' notice as set forth below (which notice shall be irrevocable) at their Redemption Prices, if the Company has or will become obligated to pay additional interest on the Bearer Notes as described below as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Original Issue Date, and such obligation cannot be avoided by the Company taking reasonable measures available to it. No such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of the Bearer Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and an opinion of independent counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

      If so specified on the face hereof, this Note will be repayable prior to its Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Principal Paying Agent (as specified below) must receive the Note at least 30 but not more than 45 days prior to an Optional Repayment Date. Any tender of this Note for repayment shall be irrevocable. The repayment option may be exercised by the Holder hereof for less than the entire principal amount hereof, provided, that the principal amount of the Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be cancelled and a new Note or Notes for the remaining principal amount hereof shall be issued to the Holder of this Note.

      Notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or (y) if so specified, the Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such
Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

      The Company may at any time purchase Bearer Notes at any price in the open market or otherwise. Bearer Notes so purchased by the Company may, at the discretion of the Company, be held or resold (in which case the Company will comply with applicable selling restrictions contained in the applicable Treasury regulations as described in the applicable Pricing Supplement) or surrendered to the Trustee for such Notes for cancellation (together with any unmatured Coupons attached thereto or purchased therewith).

Tax Redemption

      The Bearer Notes of a series may be redeemed at the option of the Company in whole, but not in part, at any time on giving at least 30 but not more than 60 days' notice in accordance with "Notices" below (which notice shall be irrevocable), at the respective Redemption Prices thereof, if the Company has or will become obligated to pay additional interest on such Notes as described in the following paragraph as a result of any chance in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after their respective Original Issue Dates, and such obligation cannot be avoided by the Company taking reasonable measures available to it; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of such Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee for thie Notes to be redeemed a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and an opinion of independent counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

Payment of Additional Interest

      The Company will, subject to the exceptions and limitations set forth below, pay as additional interest to the Holder of this Note or any Coupon that is a United States Alien (as defined below) such amounts as may be necessary so that every net payment on this Note or such Coupon, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in this Note or such Coupon to be then due and payable. However, the Company will not be required to make any such payment of additional interest to such Holder for or an account of:

            (a) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor or beneficiary of, or a Person holding a power over, such Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or a corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, Person holding a power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein or (ii) such Holder's past or present status as a passive foreign investment company, a personal holding company, foreign personal holding company, a controlled foreign corporation for United States tax purposes or private foundation or other tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

            (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

            (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of this Note or such Coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later;

            (d) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on this Note or such Coupon;

            (e) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on this Note or such Coupon, if such payment can be made without such deduction or withholding by any other Paying Agent;

            (f) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns ten percent or more of the combined voting power of all classes of stock of the Company or is a controlled foreign corporation related to the Company through stock ownership; nor shall such additional interest be paid with respect to a payment on this Note or such Coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner been the Holder of this Note or such Coupon.

      The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

Paying Agents

      The Company has initially appointed as its Paying Agents for Bearer Notes of this Series the offices listed below:

                             Principal Paying Agent:

                                 Citibank, N.A.
                                 Issuer Services
                                   336 Strand
                                London, WC2R 1HB

                                  Paying Agent:

                           Citibank (Luxembourg) S.A.
                     58 Boulevard Grande-Duchesse Charlotte
                                  P.O. Box 807
                                L-1330 Luxembourg

      The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents and to approve any change in the office through which any Paying Agent acts, provided that there will at all times be a Paying Agent (which may be the Trustee) in at least one city in Europe, which, so long as Bearer Notes are listed on the Luxembourg Stock Exchange and that exchange shall so require, shall include Luxembourg. Notice of any such termination or appointment and of any changes in the specified offices of the Trustee or any Paying Agent will be given to the Holder hereof as described below.

Notices

      All notices to Holders of this Note will be deemed to have been duly given if published on two separate Business Days in a leading London daily newspaper (which is expected to be the Financial Times) and, so long as the Bearer Notes are listed on the Luxembourg Stock Exchange and such exchange so requires, in Luxembourg in a newspaper of general circulation in Luxembourg (which is expected to be the Luxemburger Wort). Such notices shall be deemed to have been given on the date of the first such publication.

Other Provisions

      If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of all Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

      As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Bearer Notes of different authorized denominations, as requested by the Person surrendering the same.

      No service charge shall be made for any such exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      In case this Note or any Coupon shall at any time become mutilated, destroyed, stolen or lost, it may be replaced at the specified office of the Principal Paying Agent in London; or, so long as the Bearer Notes are listed on the Luxembourg Stock Exchange, at the specified office of the Paying Agent in Luxembourg, upon payment by the claimant of such expenses as may be incurred in connection therewith and, in the case of destruction, theft or loss, on such terms as to evidence and indemnity as the Company or the Trustee may reasonably require. Mutilated or defaced Bearer Notes or Coupons must be surrendered before replacements will be issued.

      All monies paid by the Company to a Trustee or Paying Agent for the payment of principal of or any premium or interest on any Bearer Note or for the payment of any Coupon which remain unclaimed at the end of two years after such payments shall have become due and payable will be repaid to the Company, at its written request, and the Holder of such Note or Coupon will thereafter look only to the Company for payment, such payment to be made only outside the United States.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Debt Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time Outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

      Holders of Debt Securities of this series may not enforce their rights pursuant to the Indenture or such Debt Securities except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

      The Company may, without the consent of the Holders of the Notes, consolidate with, merge into, or transfer substantially all of its assets to, a corporation that is a U.S. Person, provided that the successor corporation assumes all obligations of the Company under the Notes and certain other conditions are met, including a waiver by the successor corporation of any right to redeem the Notes under circumstances in which the successor corporation would be entitled to redeem the Notes but the Company would not have been entitled to do so.

      Except as provided above, the obligation to pay the principal hereof (and premium, if any) and interest hereon in the designated currency of payment is of the essence. To the fullest extent possible under applicable law, judgments in respect of this Note shall be given in such currency. The obligation of the Company to make such payments in the designated currency of payment shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the designated currency of payment that the Holder of this Note may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) on the business day in the country of issue of the designated currency of payment or in the international banking community (in the case of a composite currency) immediately following the day on which such Holder receives such payment. If the amount in the designated currency of payment that may be so purchased is for any reason less than the amount originally due, the Company shall, as a separate and independent obligation, pay such additional amounts in the designated currency of payment as may be necessary to compensate for any such shortfall.

      If the Specified Currency of this Note is Pounds sterling, the following applies: The Company is not an institution authorised under the Banking Act 1987 of the United Kingdom, and this Note is a medium-term note issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Company represents that as of the date of issuance of this Note, (1) the Company is in compliance with its listing obligations to The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited in connection with the Company's securities that are listed on such Exchange; and (2) since information was last published in compliance with such listing obligations, the Company, having made all reasonable enquiries, has not become aware of any change in circumstances which could reasonably be regarded as significantly and adversely affecting its ability to meet its obligations on this Note as they fall due. Repayment of principal and payment of interest and any premium on this Note have not been guaranteed by any person.

      This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

      All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                Exhibit 4(v)(ii)

                     FORM OF SERIES H FIXED RATE BEARER NOTE

BEARER                                                          PRINCIPAL AMOUNT
No. FX-____                                                       OR FACE AMOUNT

                        SALOMON SMITH BARNEY HOLDINGS INC.

                           MEDIUM-TERM NOTE, SERIES H

                                  (FIXED RATE)                             CUSIP

                  Due More Than Nine Months from Date of Issue

            ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTION 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

            IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES

Issue Price:                                     Original Issue Date:

Interest Rate:                                       Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
      (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:  |_|  Yes  (see attached)  |_| No

      Optional Payment Currency:
      Designated Exchange Rate:

Interest Payment Dates:             Accrue to Pay:  |_|  Yes  |_|  No

Indexed Principal Note:  |_|  Yes  (see attached)  |_|  No

Interest Rate Reset  |_|  The Interest Rate may not be changed prior to Stated
                          Maturity.

                     |_| The Interest Rate may be changed prior to Stated Maturity (see attached).

Optional Reset Dates (if applicable):

Amortizing Note:  |_|  Yes  |_|  No

      Amortization Schedule:

Optional Redemption:  |_|  Yes  |_|  No

      Optional Redemption Dates:

      Redemption Prices:

Bond Yield to Maturity:                        Bond Yield to Call:

Optional Repayment:  |_|  Yes  |_|  No

      Optional Repayment Dates:                Optional Repayment Prices:

Optional Extension of Stated Maturity:  |_|  Yes  |_|  No

      Final Maturity:

Discount Note:  |_|  Yes  |_|  No

      Total Amount of OID:                     Yield to Maturity:

Renewable Note:  |_|  Yes  (see attached)  |_|  No

      Special Election Interval (if applicable):

      Amount (if less than entire principal amount) as to which election may be exercised:

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

            SALOMON SMITH BARNEY HOLDINGS INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to bearer, upon presentation and surrender hereof, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the Pricing Supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) to pay accrued interest on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount, then outstanding) to the bearer of the interest coupons attached hereto (the "Coupons") at the Interest Rate shown above, annually in arrears on the Interest Payment Dates specified on the face of this Note, commencing on the first Interest Payment Date following the Original Issue Date shown above upon presentation and surrender of the Coupons as they shall severally mature, and on the Stated Maturity shown above, or upon earlier redemption or repayment, until, in either case, the Principal Amount then outstanding or the Face Amount is paid or duly provided for in accordance with the terms hereof. Interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months. If an Interest Payment Date with respect to any Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; provided, however, that any payment required to be made in respect of such Note on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment. However, if with respect to any Note for which "Accrue to Pay" is specified on the face thereof and any Interest Payment Date with respect to such Fixed Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day. Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date.

            For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York, (b) London, England, (c) the place in which this Note or any Coupon is presented for payment or (d) if the Specified Currency (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which, in the case of the Euro, shall be Brussels, Belgium).

            If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

            Except under certain circumstances for Notes having Specified Currencies other than U.S. dollars, payments of the principal hereof and any premium and interest hereon will be made only in the Specified Currency. Payments in respect of this Note and any Coupon will be made only against surrender of this Note or such Coupon, at the offices of the Paying Agents outside the United States listed on the reverse hereof. At the direction of the Holder of this Note or any Coupon, and subject to applicable laws and regulations, such payments will be made by check drawn on a bank in The City of New York (in the case of U.S. dollar payments) or outside the United States (in the case of payments in a currency other than U.S. dollars) mailed to an address outside the United States furnished by the Holder hereof or, at the option of the Holder hereof, by wire transfer (pursuant to written instructions supplied by the Holder hereof) to an account maintained by the payee with a bank located outside the United States. No payment in respect of this Note or any Coupon will be made upon presentation of this Note or such Coupon at any office or agency of the Trustee or any other paying agency maintained by the Company in the United States, nor will any such payment be made by transfer to an account, or by mail to an address, in the United States. Notwithstanding the foregoing, if U.S. dollar payments in respect of this Note or any Coupons at the offices of all Paying Agents outside the United States become illegal or are effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in U.S. dollars, the Company will appoint an office or agency (which may be the Trustee) in the United States at which such payments may be made.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

            This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as Trustee.

            IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                    SALOMON SMITH BARNEY HOLDINGS INC.


                                    By
                                      --------------------------
                                      Authorized Officer

[Seal]


                                    Attest:
                                           ---------------------
                                           Secretary

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Bearer Notes issued under the within-mentioned Indenture.

                                    CITIBANK, N.A.,
                                      as Trustee


                                   By
                                      --------------------------
                                     Authorized Signatory

                        SALOMON SMITH BARNEY HOLDINGS INC.

                           MEDIUM-TERM NOTE, SERIES H

                                  (FIXED RATE)

General

      This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture, dated as of December 1, 1988, as amended (the "Indenture") between the Company and Citibank, N.A., as trustee (the "Trustee," which term includes any successor Trustee under the Indenture) to which indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, as exchange rate agent for the Notes (the "Exchange Rate Agent") on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

      Unless otherwise specified on the face hereof, the authorized denominations of Bearer Notes denominated in U.S. dollars will be U.S.$10,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Bearer Notes having a specified currency other than U.S. dollars will be, unless otherwise specified herein, the approximate equivalents thereof in the Specified Currency.

Fixed Rate Notes

      This Note will bear interest from its Original Issue Date, or from the last Interest Payment Date to which interest has been paid or duly provided for, at the Interest Rate stated on the face hereof until the principal amount hereof is paid or made available for payment, except as otherwise described below under "Subsequent Interest Periods" and "Extension of Maturity", and except that if so specified in the attached Pricing Supplement, the rate of interest payable may be subject to adjustment as specified therein.

      Unless otherwise set forth herein, interest on this Note will be payable semiannually in arrears on the Interest Payment Dates set forth above and at Stated Maturity. If an Interest Payment Date with respect to any Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; provided, however, that any payment required to be made in respect of such Note on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment. However, if with respect to any Note for which "Accrue to Pay" is specified on the face hereof, and any Interest

Payment Date with respect to such Fixed Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day. Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date.

      Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date. Unless otherwise specified herein, interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months ("30 over "360").

Subsequent Interest Periods

      If so specified on the face hereof, the Interest Rate on this Note may be reset by the Company on the date or dates specified on the face hereof (each an "Optional Reset Date"). Not later than 40 days prior to each Optional Reset Date, the Paying Agent will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Interest Rate, and if so, (i) such new Interest Rate and
(ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Interest Rate provided for in the Reset Notice and establish a higher Interest Rate for the Subsequent Interest Period by causing the Paying Agent to mail notice of such higher Interest Rate to the Holder of this Note. Such notice shall be irrevocable. All Bearer Notes with respect to which the Interest Rate is reset on an Optional Reset Date will bear such higher Interest Rate.

      The Holder of this Note will have the option to elect repayment by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Paying Agent shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Paying Agent, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

Indexed Notes

      If this Note is an Indexed Principal Note, then the principal amount payable at Stated Maturity or earlier redemption or retirement is determined by reference to the amount designated on the face hereof as the Face Amount of this Note and by reference to the Index as described on the face hereof. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If the determination of the Index is calculated or announced by a third party, which may be an affiliate of the Company, and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time this Note was issued and permitted changes described on the face hereof), then such Index shall be calculated for this Note's purposes by another third party, which may be an affiliate of the Company, selected by the Company subject to the same conditions and controls as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed principal amount of this Note shall be calculated in the manner described on the face hereof. Any determination of such third party shall in the absence of manifest error be binding on all parties.

Payment in Currencies Other Than the Specified Currency

      Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

      In the event of an official redenomination of the Specified Currency of this Note (other than as a result of European Monetary Union, but including without limitation an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated). In the event of European Monetary Union, the procedures described in this paragraph shall not apply, and the obligations of the Company with respect to payments on this Note shall instead be determined as set forth in the following paragraph.

      Stage III of the European Economic and Monetary Union ("Stage III") is presently scheduled to commence on January 1, 1999 for those member states of the European Union that satisfy the economic convergence criteria set forth in the Treaty on European Union. Certain of the foreign currencies in which this Note may be denominated or payments in respect of this Note may be due are signatories to such Treaty (any such country, a "Relevant Jurisdiction" with respect to such Note). Stage III includes the introduction of a single currency (the "Euro") which will be legal tender in such member states. It is anticipated that the European Union will adopt regulations or other legislation providing specific rules for the introduction of the Euro in substitution for the respective national currencies of such member states, which regulations or legislation may be supplemented by legislation of the individual member states. In the event that any Relevant Jurisdiction adopts the Euro, the laws and regulations of the European Union (and, if any, of such Relevant Jurisdiction) relating to the Euro implemented pursuant to or by virtue of the Treaty on European Union shall apply to this Note and the Indenture, and, except as provided in the following paragraph, the payment of principal of, or interest on, or any other amounts in respect of this Note at any time after the official date of introduction of the Euro by the Relevant Jurisdiction shall be effected in Euro in conformity with any such legally applicable measures. If, following the introduction of the Euro by a Relevant Jurisdiction, the Company has the option, pursuant to legally applicable measures, to make payments of principal of, or interest on or any other amounts in respect of, this Note in either the current national currency of such Relevant Jurisdiction or Euro, the Company will make such payments in such national currency or Euro at its sole discretion. To the extent that the terms and conditions of this Note require the rounding up or down of certain amounts or quotations expressed in Euro, such rounding will be made to the smallest currency unit of the Euro. The circumstances and consequences described in this paragraph and any resultant amendment to the terms and conditions of this Note will not entitle any Holder hereof (i) to any legal remedy, including, without limitation, redemption, rescission, notice, repudiation, adjustment or renegotiation of the terms and conditions of this Note or the Indenture, or (ii) to raise any defense or make any claim (including, without limitation, claims of breach, force majeure, frustration of purpose or impracticability) or any other claim for compensation, damages or any other relief, nor will any such events affect any of the other obligations of the Company under this Note or the Indenture.

Dual Currency Notes

      If this Note is specified on the face hereof as a Dual Currency Note, the Company may have a one time option, exercisable on one or more dates (each an "Option Election Date") in whole, but not in part, with respect to all Notes issued on the same day and having the same terms (a "Tranche"), of thereafter making all payments of principal, premium, if any, and interest (which payments would otherwise be made in the Specified Currency of such Notes) in an optional currency (the "Optional Payment Currency").

      If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified in the applicable Pricing Supplement. If such election is made, notice of such election shall be mailed in accordance with the terms of the applicable Tranche of Dual Currency Notes within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, in which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

Renewable Notes

      If this Note is specified on the face hereof as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Maturity Date") unless the term of all or any portion of this Note is renewed in accordance with the following procedures:

      On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof) prior to the Initial Maturity Date of a this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

      The Holder may elect to renew the term of this Note, or if so specified, any portion thereof, by delivering a notice to such effect to the Trustee (or any duly appointed paying agent) at the corporate trust office of the Trustee or agency of the Trustee in the City of New York not less than 15 nor more than 30 days prior to such Renewal Date. Such election will be irrevocable and will be binding upon each subsequent holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof and then only in such principal amount, or any integral multiple in excess thereof, as is specified on the face hereof. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof.

      If the Holder does not elect to renew the term, this Note must be presented to the Trustee (or any duly appointed paying agent) and, as soon as practicable following receipt of such Note the Trustee (or any duly appointed paying agent) shall issue in exchange therefore in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms identical to the exchanged Note.

Extension of Maturity

      If so specified on the face hereof, the Maturity of this Note may be extended at the option of the Company for the period or periods of whole years specified on the face hereof (each an

"Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face hereof. If the Company exercises such option, the Paying Agent will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice") first class, postage prepaid indicating (i) the election of the Company to extend the Maturity, (ii) the new Stated Maturity, (iii) the Interest Rate applicable to the Extension Period, and
(iv) the provisions, if any, for redemption during such Extension Period. Upon the Paying Agent's mailing of the Extension Notice, the Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Notice.

      Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Interest Rate provided for in the Extension Notice and establish a higher Interest Rate for the Extension Period by causing the Paying Agent to mail notice of such higher Interest Rate, first class, postage prepaid to the Holder of this Note. Such notice shall be irrevocable. All Bearer Notes with respect to which the Maturity is extended will bear such higher Interest Rate.

      If the Company extends the Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Paying Agent shall be at least 25 but not more than 35 days before the such old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Paying Agent, revoke such tender for repayment until the close of business on the tenth calendar day before the old Stated Maturity.

Optional Redemption, Repayment and Repurchase

      If so specified on the face hereof, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an Optional Redemption Date") specified herein, at the price (the "Redemption Price")(together with accrued interest to such Optional Redemption Date) specified herein. Unless otherwise stated herein, the Company may exercise such option with respect to this Note by notifying the Trustee for this Note at least 45 days prior to any Optional Redemption Date. At least 30 but not more than 60 days prior to the date of redemption, the Trustee shall provide notice of such redemption to the Holder hereof in accordance with "Notices" below. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof. If redeemed prior to its Stated Maturity, this Note must be presented for payment together with all unmatured Coupons, if any, appertaining hereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment.

      If so specified on the face hereof, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an Optional Redemption Date") specified herein, at the price (the "Redemption Price")(together with accrued interest to such Optional Redemption Date) specified herein. Unless otherwise stated herein, the Company may exercise such option with respect to this Note by notifying the Trustee for this Note at least 45 days prior to any Optional Redemption Date. At least 30 but not more than 60 days prior to the date of redemption, the Trustee shall provide notice of such redemption to the Holder hereof in accordance with "Notices" below. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof. If redeemed prior to its Stated Maturity, this Note must be presented for payment together with all unmatured Coupons, if any, appertaining hereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment.

      Unless otherwise specified herein, the Bearer Notes will not be subject to any sinking fund.

      The Bearer Notes may be redeemed at the option of the Company in whole, but not in part, at any time on giving not less than 30 or more than 60 days' notice as set forth below (which notice shall be irrevocable) at their Redemption Prices, if the Company has or will become obligated to pay additional interest on the Bearer Notes as described below as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Original Issue Date, and such obligation cannot be avoided by the Company taking reasonable measures available to it. No such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of the Bearer Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and an opinion of independent counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

      If so specified on the face hereof, this Note will be repayable prior to its Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Principal Paying Agent (as specified below) must receive the Note at least 30 but not more than 45 days prior to an Optional Repayment Date. Any tender of this Note for repayment shall be irrevocable. The repayment option may be exercised by the Holder hereof for less than the entire principal amount hereof, provided, that the principal amount of the Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be cancelled and a new Note or Notes for the remaining principal amount hereof shall be issued to the Holder of this Note.

      Notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or (y) if so specified, the Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such
Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

      The Company may at any time purchase Bearer Notes at any price in the open market or otherwise. Bearer Notes so purchased by the Company may, at the discretion of the Company, be held or resold (in which case the Company will comply with applicable selling restrictions contained in the applicable Treasury regulations as described in the applicable Pricing Supplement) or surrendered to the Trustee for such Notes for cancellation (together with any unmatured Coupons attached thereto or purchased therewith).

Tax Redemption

      The Bearer Notes of a series may be redeemed at the option of the Company in whole, but not in part, at any time on giving at least 30 but not more than 60 days' notice in accordance with "Notices" below (which notice shall be irrevocable), at the respective Redemption Prices thereof, if the Company has or will become obligated to pay additional interest on such Notes as described in the following paragraph as a result of any chance in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after their respective Original Issue Dates, and such obligation cannot be avoided by the Company taking reasonable measures available to it; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of such Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee for thie Notes to be redeemed a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and an opinion of independent counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

Payment of Additional Interest

      The Company will, subject to the exceptions and limitations set forth below, pay as additional interest to the Holder of this Note or any Coupon that is a United States Alien (as defined below) such amounts as may be necessary so that every net payment on this Note or such Coupon, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in this Note or such Coupon to be then due and payable. However, the Company will not be required to make any such payment of additional interest to such Holder for or an account of:

            (a) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor or beneficiary of, or a Person holding a power over, such Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or a corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, Person holding a power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein or (ii) such Holder's past or present status as a passive foreign investment company, a personal holding company, foreign personal holding company, a controlled foreign corporation for United States tax purposes or private foundation or other tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

            (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

            (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of this Note or such Coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later;

            (d) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on this Note or such Coupon;

            (e) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on this Note or such Coupon, if such payment can be made without such deduction or withholding by any other Paying Agent;

            (f) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns ten percent or more of the combined voting power of all classes of stock of the Company or is a controlled foreign corporation related to the Company through stock ownership; nor shall such additional interest be paid with respect to a payment on this Note or such Coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner been the Holder of this Note or such Coupon.

      The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

Paying Agents

      The Company has initially appointed as its Paying Agents for Bearer Notes of this Series the offices listed below:

                             Principal Paying Agent:

                                 Citibank, N.A.
                                 Issuer Services
                                   336 Strand
                                London, WC2R 1HB

                                  Paying Agent:

                           Citibank (Luxembourg) S.A.
                     58 Boulevard Grande-Duchesse Charlotte
                                  P.O. Box 807
                                L-1330 Luxembourg

      The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents and to approve any change in the office through which any Paying Agent acts, provided that there will at all times be a Paying Agent (which may be the Trustee) in at least one city in Europe, which, so long as Bearer Notes are listed on the Luxembourg Stock Exchange and that exchange shall so require, shall include Luxembourg. Notice of any such termination or appointment and of any changes in the specified offices of the Trustee or any Paying Agent will be given to the Holder hereof as described below.

Notices

      All notices to Holders of this Note will be deemed to have been duly given if published on two separate Business Days in a leading London daily newspaper (which is expected to be the Financial Times) and, so long as the Bearer Notes are listed on the Luxembourg Stock Exchange and such exchange so requires, in Luxembourg in a newspaper of general circulation in Luxembourg (which is expected to be the Luxemburger Wort). Such notices shall be deemed to have been given on the date of the first such publication.

Other Provisions

      If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of all Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

      As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Bearer Notes of different authorized denominations, as requested by the Person surrendering the same.

      No service charge shall be made for any such exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      In case this Note or any Coupon shall at any time become mutilated, destroyed, stolen or lost, it may be replaced at the specified office of the Principal Paying Agent in London; or, so long as the Bearer Notes are listed on the Luxembourg Stock Exchange, at the specified office of the Paying Agent in Luxembourg, upon payment by the claimant of such expenses as may be incurred in connection therewith and, in the case of destruction, theft or loss, on such terms as to evidence and indemnity as the Company or the Trustee may reasonably require. Mutilated or defaced Bearer Notes or Coupons must be surrendered before replacements will be issued.

      All monies paid by the Company to a Trustee or Paying Agent for the payment of principal of or any premium or interest on any Bearer Note or for the payment of any Coupon which remain unclaimed at the end of two years after such payments shall have become due and payable will be repaid to the Company, at its written request, and the Holder of such Note or Coupon will thereafter look only to the Company for payment, such payment to be made only outside the United States.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Debt Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time Outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

      Holders of Debt Securities of this series may not enforce their rights pursuant to the Indenture or such Debt Securities except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

      The Company may, without the consent of the Holders of the Notes, consolidate with, merge into, or transfer substantially all of its assets to, a corporation that is a U.S. Person, provided that the successor corporation assumes all obligations of the Company under the Notes and certain other conditions are met, including a waiver by the successor corporation of any right to redeem the Notes under circumstances in which the successor corporation would be entitled to redeem the Notes but the Company would not have been entitled to do so.

      Except as provided above, the obligation to pay the principal hereof (and premium, if any) and interest hereon in the designated currency of payment is of the essence. To the fullest extent possible under applicable law, judgments in respect of this Note shall be given in such currency. The obligation of the Company to make such payments in the designated currency of payment shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the designated currency of payment that the Holder of this Note may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) on the business day in the country of issue of the designated currency of payment or in the international banking community (in the case of a composite currency) immediately following the day on which such Holder receives such payment. If the amount in the designated currency of payment that may be so purchased is for any reason less than the amount originally due, the Company shall, as a separate and independent obligation, pay such additional amounts in the designated currency of payment as may be necessary to compensate for any such shortfall.

      If the Specified Currency of this Note is Pounds sterling, the following applies: The Company is not an institution authorised under the Banking Act 1987 of the United Kingdom, and this Note is a medium-term note issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Company represents that as of the date of issuance of this Note, (1) the Company is in compliance with its listing obligations to The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited in connection with the Company's securities that are listed on such Exchange; and (2) since information was last published in compliance with such listing obligations, the Company, having made all reasonable enquiries, has not become aware of any change in circumstances which could reasonably be regarded as significantly and adversely affecting its ability to meet its obligations on this Note as they fall due. Repayment of principal and payment of interest and any premium on this Note have not been guaranteed by any person.

      This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

      All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                               Exhibit 4(v)(iii)

           FORM OF SERIES I FLOATING RATE OR INDEXED RATE BEARER NOTE

BEARER                                                          PRINCIPAL AMOUNT
                                                                  OR FACE AMOUNT

                        SALOMON SMITH BARNEY HOLDINGS INC.
No. FL-                    MEDIUM-TERM NOTE, SERIES I
                         (FLOATING RATE OR INDEXED RATE)                   CUSIP

                  Due More Than Nine Months from Date of Issue

            ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTION 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

            IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

Issue Price:                                     Original Issue Date:

Initial Interest Rate:                               Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
      (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:  |_|  Yes  (see attached)  |_|  No

      Optional Payment Currency:
      Designated Exchange Rate:

Base Rate:  |_|  CD Rate  |_|  Commercial Paper Rate  |_|  Federal Funds Rate
            |_|  LIBOR Telerate  |_|  LIBOR Reuters  |_|  Treasury Rate
            |_|  Treasury Rate Constant Maturity  |_|  Prime Rate
            |_| J. J. Kenny Rate |_| Eleventh District Cost of Funds Rate |_| Other (see attached)

Interest Reset Period                                 Index Maturity:
or Interest Reset Dates:

Interest Payment Dates:               Accrue to Pay:  |_|  Yes  |_|  No

Indexed Principal Note:  |_|  Yes  (see attached)  |_|  No

Floating Rate:  |_|  Indexed Interest Rate:  |_|  (see attached)

Spread Multiplier:                                      Spread (+/-):

Spread Reset  |_|  The Spread or Spread Multiplier may not be changed prior to
                   Stated Maturity.

              |_| The Spread or Spread Multiplier may be changed prior to Stated Maturity (see attached).

Optional Reset Dates (if applicable):

Maximum Interest Rate:                         Minimum Interest Rate:

Inverse Floating Rate Note:  |_|  Yes  (see attached)  |_|  No

      Initial Fixed Interest Rate:             Reset Fixed Reference Rate:

Floating Rate / Fixed Rate Note:  |_|  Yes  (see attached)  |_|  No

Amortizing Note:  |_|  Yes  |_|  No

      Amortization Schedule:

Optional Redemption:  |_|  Yes  |_|  No

      Optional Redemption Dates:

      Redemption Prices:

Bond Yield to Maturity:                        Bond Yield to Call:

Optional Repayment:  |_|  Yes  |_|  No

      Optional Repayment Dates:                Optional Repayment Prices:

Optional Extension of Stated Maturity:  |_|  Yes  |_|  No

      Final Maturity:

Discount Note:  |_|  Yes  |_|  No

      Total Amount of OID:                     Yield to Maturity:

Renewable Note:  |_|  Yes  (see attached)  |_|  No

      Special Election Interval (if applicable):

      Amount (if less than entire principal amount) as to which election may be exercised:

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

      SALOMON SMITH BARNEY HOLDINGS INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to bearer, upon presentation and surrender hereof, or earlier if and to the extent so provided herein, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the Pricing Supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) to pay accrued interest on the Principal Amount then outstanding (or, in the case of an Indexed Principal Note, the Face Amount then outstanding): (i) if this is a Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Base Rate shown above, adjusted by the Spread or Spread Multiplier, if any, shown above, determined in accordance with the provisions hereof, (ii) if this is an Indexed Rate Note, at a rate determined by reference to an Index as described herein, (iii) if this is an Inverse Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Inverse Floating Rate, as determined in accordance with the provisions hereof, or (iv) if this is a Floating Rate / Fixed Rate Note, at a rate determined as described herein, in arrears to the bearer of the interest coupons attached hereto (the "Coupons") upon surrender thereof as they shall severally mature at the rates per annum and on the dates, determined as described on the reverse hereof, until, in either case, the Principal Amount or the Face Amount is paid or duly provided for in accordance with the terms hereof.

      For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York, (b) London, England, (c) the place in which this Note or any Coupon is presented for payment or (d) if the Specified Currency (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which in the case of the Euro shall be Brussels, Belgium) and (ii) if the Base Rate specified above is LIBOR, a London Banking Day. "London Banking Day means any day on which dealings in deposits in the Specified currency are transacted in the London interbank market.

      The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this
Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as his attorney-in-fact for any and all such purposes.

      If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

      Except under certain circumstances for Notes having Specified Currencies other than U.S. dollars, payments of the principal hereof and any premium and interest hereon will be made only in the Specified Currency. Payments in respect of this Note and any Coupon will be made only against surrender of this Note or such Coupon, at the offices of the Paying Agents outside the United States listed on the reverse hereof. At the direction of the Holder of this Note or any Coupon, and subject to applicable laws and regulations, such payments will be made by check drawn on a bank in The City of New York (in the case of U.S. dollar payments) or outside the United States (in the case of payments in a currency other than U.S. dollars) mailed to an address outside the United States furnished by the Holder hereof or, at the option of the Holder hereof, by wire transfer (pursuant to written instructions supplied by the Holder hereof) to an account maintained by the payee with a bank located outside the United States. No payment in respect of this Note or any Coupon will be made upon presentation of this Note or such Coupon at any office or agency of the Trustee or any other paying agency maintained by the Company in the United States, nor will any such payment be made by transfer to an account, or by mail to an address, in the United States. Notwithstanding the foregoing, if U.S. dollar payments in respect of this Note or any Coupons at the offices of all Paying Agents outside the United States become illegal or are effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in U.S. dollars, the Company will appoint an office or agency (which may be the Trustee) in the United States at which such payments may be made.

      REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

      This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Bankers Trust Company, or its successor, as Trustee.

      IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                    SALOMON SMITH BARNEY HOLDINGS INC.


                                    By
                                      --------------------------
                                      Authorized Officer

[Seal]


                                    Attest:
                                           ---------------------
                                           Secretary

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Bearer Notes issued under the within-mentioned
Indenture.

                                    BANKERS TRUST COMPANY,
                                      as Trustee


                                   By
                                      --------------------------
                                     Authorized Signatory

                        SALOMON SMITH BARNEY HOLDINGS INC.

                           MEDIUM-TERM NOTE, SERIES H

                           (FLOATING OR INDEXED RATE)


General

      This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture dated as of December 1, 1988, as amended (the "Indenture") between the Company and Bankers Trust Company, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, as exchange rate agent for the Notes (the "Exchange Rate Agent"), on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

      Unless otherwise specified on the face hereof, the authorized denominations of Bearer Notes denominated in U.S. dollars will be U.S.$10,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Bearer Notes having a specified currency other than U.S. dollars will be, unless otherwise specified herein, the approximate equivalents thereof in the Specified Currency.

Floating Rate Notes

      Unless otherwise specified on the face hereof, if this Note is a Floating Rate Note, this Note will bear interest from its Original Issue Date to the first Interest Reset Date (as defined below) at the Initial Interest Rate set forth on the face hereof. Thereafter, the interest rate hereon for each Interest Reset Period (as defined below) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof. The face of this Note will designate one of the following Base Rates as applicable hereto: (i) the CD Rate, (ii) the Commercial Paper Rate, (iii) the Federal Funds Rate, (iv) LIBOR, (v) the Treasury Rate, the Prime Rate, the J.J. Kenny Rate, the Eleventh District Cost of Funds Rate or (vi) such other Base Rate as set forth herein. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates", or any successor publication, published by the Board of Governors of the Federal Reserve System.

      As specified on the face hereof, this Note may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest period ("Maximum Interest Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any interest period ("Minimum Interest Rate"). In addition to any Maximum Interest Rate that may be specified on the face hereof, the interest rate will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

      The Company will appoint, and enter into an agreement with, agents (each, a "Calculation Agent") to calculate interest rates on this Note. All determinations of interest rates by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof. Unless otherwise specified on the face hereof, Bankers Trust Company shall be the Calculation Agent for this Note. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date. In addition, such information will be communicated to the Luxembourg Stock Exchange and will be made available at the offices of the Paying Agent in Luxembourg and at the Luxembourg Stock Exchange.

      As specified on the face hereof, the interest rate hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" specified on the face hereof, and the first day of each Interest Reset Period being an "Interest Reset Date"). Unless otherwise specified on the face hereof, the Interest Reset Dates will be, if this Note resets daily, each Business Day; if this Note (unless this Note is a Treasury Rate Note) resets weekly, Wednesday of each week; if this Note is a Treasury Rate Note that resets weekly, Tuesday of each week (except as provided below under "Determination of Treasury Rate"); if this Note resets monthly, the third Wednesday of each month (with the exception of monthly reset Eleventh District Cost of Funds Rate Notes, which reset on the first calendar day of each month); if this Note resets quarterly, the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, the third Wednesday of the month of each year specified on the face hereof. If an Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. If an auction of direct obligations of United States Treasury Bills falls on a day that is an Interest Reset Date for Treasury Rate Notes, the Interest Reset Date shall be the succeeding Business Day.

      Unless otherwise specified on the face hereof, the interest payable hereon on each Interest Payment Date shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been paid, as the case may be, to but excluding such Interest Payment Date, provided, however, that if the interest rate is reset daily or weekly, the interest payable hereon shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been accrued and paid, as the case may be, to but excluding the Record Date immediately preceding such Interest Payment Date, except that, at Maturity, the interest payable will include interest accrued to, but excluding, the date of Maturity.

      If more than one Interest Reset Date occurs during any period for which accrued interest is being calculated, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed, unless otherwise specified on the face hereof, by dividing the interest rate in effect on such day by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate, the J.J. Kenny Rate, the Prime Rate, the Eleventh District Cost of Funds Rate or LIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. In all other cases, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by the interest rate in effect during the period for which accrued interest is being calculated, and multiplying that product by the quotient obtained by dividing the number of days in the period for which accrued interest is being calculated by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate the J.J. Kenny Rate, the prime Rate, the Eleventh District cost of Funds Rate or LIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. For purposes of making the foregoing calculations, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

      Unless otherwise specified on the face hereof, all percentages resulting from any calculation of the rate of interest hereof will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

      Unless otherwise specified on the face hereof, interest will be payable, if this Note resets daily, weekly or monthly (other than Eleventh District Cost of Funds Rate Notes), on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof or, in the case of Eleventh District Cost of Funds Rate Notes, on the first calendar day of each March, June, September and December; if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, on the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, on the third Wednesday of the month of each year specified on the face hereof, and in each case at Maturity (each such day being an "Interest Payment Date"). If an

Interest Payment Date would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day provided, however, if with respect to any Note for which "Accrue to Pay" is not specified on the face hereof, if an Interest Payment Date with respect to such Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; provided, further, that any payment required to be made in respect of a Note that does not Accrue to Pay on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such dates, and no additional interest shall accrue as a result of such delayed payment.

      Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest hereon shall be the rate determined in accordance with the provisions under the applicable heading below.

Determination of CD Rate

      If the Base Rate specified on the face hereof is the CD Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 p.m. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Certificates of Deposit". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity on the face hereof in a denomination of $5,000,000, provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the CD Rate for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

      The "Calculation Date" pertaining to any CD Rate Determination Date shall be the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

Determination of Commercial Paper Rate

      If the Base Rate shown on the face hereof is the Commercial Paper Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published in H.15(519) under the heading "Commercial Paper". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day, (the "Calculation Date") then the Commercial Paper Rate for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Commercial Paper". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency, provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

      "Money Market Yield" shall be the yield calculated in accordance with the following formula:

                                        D x 360
               Money Market Yield = --------------- X 100
                                    360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the Index Maturity specified on the face hereof.

      The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

Determination of Federal Funds Rate

      If the Base Rate specified on the face hereof is the Federal Funds Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and Spread or Spread Multiplier, if any, specified on the face hereof. The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If by 3:00 p.m., New York City time, on such Calculation Date, such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)", provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there is no such Interest Reset Period, the Initial Interest Rate). If this Note resets daily, the interest rate on this Note for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

      The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

Determination of LIBOR

      If the Base Rate specified on the face hereof is LIBOR, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof. "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent as follows:

            (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Note will determine the arithmetic mean of the offered rates for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, which appear on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Designated LIBOR Page" means either (a) if "LIBOR Telerate" is designated on the face hereof, the display designated as page "3750" on the Dow Jones Telerate Service (or such other page as may replace page "3750" on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying the London interbank offered rates of major banks) or (b) if "LIBOR Reuters" is designated on the face hereof, the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of major banks). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate had been specified. If at least two such offered rates appear on the Designated LIBOR Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Note.

            (ii) If fewer than two offered rates appear on the Designated LIBOR Page on such LIBOR Determination Date, the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered quotations for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the Specified Currency to leading European banks for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time, provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

Determination of Treasury Rate

      If the Base Rate specified on the face hereof is the Treasury Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. Unless "Treasury Rate Constant Maturity" is specified on the face hereof, The "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof, as published in H.15(519) under the heading "U.S. Government Securities-Treasury bills-auction average (investment)" or, if not so published by 3:00 p.m., New York City time, on the tenth calendar day after such Treasury Rate Determination Date (or, if such day is not a Business Day, the next succeeding Business Day) (the "Calculation Date"), the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof, provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

      The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Note whose Base Rate is the Treasury Rate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

      If "Treasury Rate Constant Maturity" is specified in the applicable Pricing Supplement, the "Treasury Rate" for each Interest Reset Period will be the rate that is set forth in the Federal Reserve Board publication H.15(519) opposite the caption "U.S. Government/Securities/ Treasury Constant Maturities/" in the Index Maturity with respect to the applicable Constant Maturity Treasury Rate Determination Date (as defined below). If the H.15(519) is not published, the "Constant Maturity -- Treasury Rate" shall be the rate that was set forth on Telerate Page 7055, or its successor page (as determined by the Calculation Agent), on the applicable Constant Maturity Treasury Rate Determination Date opposite the applicable Index Maturity. If no such rate is set forth, then the Treasury Rate for such Interest Reset Period shall be established by the Calculation Agent as follows. The Calculation Agent will contact the Federal Reserve Board and request the Treasury Rate, in the applicable Index Maturity, for the Constant Maturity Treasury Rate Determination Date. If the Federal Reserve Board does not provide such information, then the Treasury Rate for such Interest Reset Date will be the arithmetic mean of bid-side quotations, expressed in terms of yield, reported by three leading U.S. government securities dealers (one or more of which may be an Agent), according to their written records, as of 3:00 p.m. (New York City time) on the Constant Maturity Treasury Rate Determination Date, for the noncallable U.S. Treasury Note that is nearest in maturity to the Index Maturity, but not less than exactly the Index Maturity and for the noncallable U.S. Treasury Note that is nearest in maturity to the Index Maturity, but not more than exactly the Index Maturity. The Calculation Agent shall calculate the Treasury Rate by interpolating to the Index Maturity based on an actual/actual date count basis, the yield on the two Treasury Notes selected. If the Calculation Agent cannot obtain three such adjusted quotations, the Treasury Rate for such Interest Reset Date will be the arithmetic mean of all such quotations, or if only one such quotation is obtained, such quotation, obtained by the Calculation Agent. In all events, the Calculation Agent shall continue polling dealers until at least one adjusted yield quotation can be determined.

      "The Constant Maturity Treasury Rate Determination Date" shall be the tenth Business Day prior to the Interest Reset Date for the applicable Interest Reset Period.

      The "Calculation Date" pertaining to any Treasury Rate Determination Date or Constant Maturity Treasury Rate Determination Date, as applicable, shall be the tenth calendar day after such Treasury Rate Determination Date or Constant Maturity Treasury Rate Determination Date, as applicable, or, if such a day is not a Business Day, the next succeeding Business Day.

Determination of Prime Rate

      Prime Rate Notes will bear interest at the interest rates (calculated with reference to the Prime Rate and the Spread and/or Spread Multiplier, if any) specified in the Prime Rate Notes and in the applicable Pricing Supplement.

      Unless otherwise indicated in the applicable Pricing Supplement, the "Prime Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Prime Rate Note as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Prime Rate Determination Date") and shall be the rate made available and subsequently published on such date in H.15(519) under the heading "Bank Prime Loan." In the event that such rate has not been made available prior to 3:00 P.M., New York City time, on the Calculation Date (as defined below) pertaining to such Prime Rate Determination

Date, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen NYMF Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Prime Rate Determination Date. If fewer than four such rates but more than one such rate appear on the Reuters Screen NYMF Page for the Prime Rate Determination Date, the rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Rate Determination Date by four major money center banks in The City of New York selected by the Calculation Agent. If fewer than two such rates appear on the Reuters Screen NYMF Page, the Prime Rate will be calculated by the Calculation Agent and will be the arithmetic mean of the prime rates quoted in The City of New York on such Prime Rate Determination Date by at least three substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least U.S. $500,000,000 and being subject to supervision or examination by Federal or State authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the banks or trust companies selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Rate Determination Date will be the Prime Rate in effect on such Prime Rate Determination Date. "Reuters Screen NYMF Page" means the display designated as page "NYMF" on the Reuters Monitor Money Rates Service (or such other page as may replace the NYMF page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

      The "Calculation Date" pertaining to any Prime Rate Determination Date shall be the tenth calendar day after such Prime Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

Determination of J.J. Kenny Rate

      J.J. Kenny Rate Notes will bear interest at the interest rates (calculated by reference to the J.J. Kenny Rate and the Spread and/or Spread Multiplier, if
any) specified in the J.J. Kenny Rate Notes and in the applicable Pricing Supplement.

      Unless otherwise indicated in an applicable Pricing Supplement, the "J.J. Kenny Rate" for each Interest Reset Period will be determined by the Calculation Agent for such J.J. Kenny Rate Note as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "J.J. Kenny Rate Determination Date") and shall be the per annum rate on such date equal to the index made available and subsequently published by Kenny Information Systems or its successor, based upon 30-day yield evaluations at par of bonds, the interest on which is excludable from gross income for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"), of not less than five "high grade" component issuers selected from time to time by Kenny Information Systems, including without limitation, issuers of general obligation bonds; provided, however, that the bonds on which the index is based shall not include any bonds the interest on which is subject to an "alternate minimum tax" or similar tax under the Code, unless all tax-exempt bonds are subject to such tax. If such rate is not made available by 3:00 P.M., New York City time, on the Calculation Date (as defined below) pertaining to such J.J. Kenny Rate Determination Date, the J.J. Kenny Rate shall be the rate quoted by a successor indexing agent selected by the Company equaling the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Corporation in respect of issuers selected by such successor indexing agent most closely resembling the "high grade" component issuers selected by Kenny Information Systems that are subject to tender by the holders thereof for purchase on not more than seven days' notice and the interest on which is (A) variable on a weekly basis, (B) excludable from gross income for federal income tax purposes under the Code, and
(C) not subject to an "alternate minimum tax" or similar tax under the Code, unless all tax-exempt bonds are subject to such tax; provided, however, that if a successor indexing agent is not available, the J.J. Kenny Rate with respect to such J.J. Kenny Rate Determination Date will be the J.J. Kenny Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

      The "Calculation Date" pertaining to any J.J. Kenny Rate Determination Date shall be the tenth calendar day after such J.J. Kenny Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

Determination of Eleventh District Cost of Funds Rate

      Eleventh District Cost of Funds Rate Notes will bear interest at the interest rates (calculated by reference to the Eleventh District Cost of Funds Rate and the Spread and/or Spread Multiplier, if any) specified in the Eleventh District Cost of Funds Rate Notes and in the applicable Pricing Supplement.

      Unless otherwise indicated in an applicable Pricing Supplement, the "Eleventh District Cost of Funds Rate," for each Interest Reset Period will be determined by the Calculation Agent for such Eleventh District Cost of Funds Rate Note as of the last working day of the month immediately prior to such Interest Reset Date for such Interest Reset Period on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Eleventh District Cost of Funds Index (as defined below) (the "Eleventh District Cost of Funds Rate Determination Date"), and shall be the rate equal to the monthly weighted average cost of funds for the calendar month preceding such Eleventh District Cost of Funds Rate Determination Date as set forth under the caption "Eleventh District" on the Telerate Page 7058 as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Determination Date. If such rate does not appear on Telerate Page 7058 on any related Eleventh District Cost of Funds Rate Determination Date, the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Eleventh District Cost of Funds Rate Index") by the FHLB of San Francisco as such cost of funds for the calendar month preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month next preceding such Eleventh District Cost of Funds Rate Determination Date, then the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Determination Date.

Inverse Floating Rate Notes

      If this Note is designated as an Inverse Floating Rate Note on the face hereof, the Inverse Floating Rate shall be equal to (i) in the case of the period, if any, commencing on the Original Issue Date (or such other date which may be specified on the face hereof as the date on which this Note shall begin to accrue interest), up to the first Interest Reset Date, the Initial Fixed Interest Rate shown above, and (ii) in the case of each period commencing on an Interest Reset Date, the Reset Fixed Reference Rate shown above minus the interest rate determined by reference to the Base Rate shown above, as adjusted by the Spread or Spread Multiplier, if any, as determined in accordance with the provisions hereof, provided, however, that (x) the interest rate thereon will not be less than zero and (y) the interest rate in effect for the ten days immediately prior to the date of Maturity will be the the rate in effect on the tenth day preceding such date.

Floating Rate / Fixed Rate Notes

      If this Note is designated as a Floating Rate / Fixed Rate Note, this Note will be a Floating Rate note for a specified portion of its term and a Fixed Rate Note for the remainder of its term, in which event the interest rate on this Note will be determined as provided herein as if it were a Floating Rate Note and a Fixed Rate Note hereunder for each such respective period, all as described herein and in the applicable Pricing Supplement.

Subsequent Interest Periods

      If so specified on the face hereof, the Spread or Spread Multiplier on this Note may be reset by the Company on the date or dates specified on the face hereof (each an "Optional Reset Date"). Not later than 40 days prior to each Optional Reset Date, the Trustee will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Spread or Spread Multiplier, and if so, (i) such new Spread or Spread Multiplier and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Reset Notice and establish a higher Spread or Spread Multiplier for the Subsequent Interest Period by causing the Trustee to mail notice of such higher Spread or Spread Multiplier to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Spread or Spread Multiplier is reset on an Optional Reset Date will bear such higher Spread or Spread Multiplier.

      The Holder of this Note will have the option to elect repayment by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

Indexed Notes

      If this Note is an Indexed Note, then certain or all interest payments, in the case of an Indexed Rate Note, and/or the principal amount payable at Stated Maturity or earlier redemption or retirement, in the case of an Indexed Principal Note, is determined by reference to the amount designated on the face hereof as the Face Amount of this Note and by reference to the Index as described on the face hereof. If this Note is a Floating Rate Note or Indexed Rate Note that is also an Indexed Principal Note, the amount of any interest payment will be determined by reference to the Face Amount described on the face hereof unless otherwise specified. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If the determination of the Index is calculated or announced by a third party, which may be an affiliate of the Company, and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time this Note was issued and permitted changes described on the face hereof), then such Index shall be calculated for this Note's purposes by another third party, which may be an affiliate of the Company, selected by the Company subject to the same conditions and controls as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed interest payments, if any, or any indexed principal amount of this Note shall be calculated in the manner described on the face hereof. Any determination of such third party shall in the absence of manifest error be binding on all parties.

Payment in Currencies Other Than the Specified Currency

      Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

      In the event of an official redenomination of the Specified Currency of this Note (other than as a result of European Monetary Union, but including without limitation an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated). In the event of European Monetary Union, the procedures described in this paragraph shall not apply, and the obligations of the Company with respect to payments on this Note shall instead be determined as set forth in the following paragraph.

      Stage III of the European Economic and Monetary Union ("Stage III") is presently scheduled to commence on January 1, 1999 for those member states of the European Union that satisfy the economic convergence criteria set forth in the Treaty on European Union. Certain of the foreign currencies in which this Note may be denominated or payments in respect of this Note may be due are signatories to such Treaty (any such country, a "Relevant Jurisdiction" with respect to such Note). Stage III includes the introduction of a single currency (the "Euro") which will be legal tender in such member states. It is anticipated that the European Union will adopt regulations or other legislation providing specific rules for the introduction of the Euro in substitution for the respective national currencies of such member states, which regulations or legislation may be supplemented by legislation of the individual member states. In the event that any Relevant Jurisdiction adopts the Euro, the laws and regulations of the European Union (and, if any, of such Relevant Jurisdiction) relating to the Euro implemented pursuant to or by virtue of the Treaty on European Union shall apply to this Note and the Indenture, and, except as provided in the following paragraph, the payment of principal of, or interest on, or any other amounts in respect of this Note at any time after the official date of introduction of the Euro by the Relevant Jurisdiction shall be effected in Euro in conformity with any such legally applicable measures. If, following the introduction of the Euro by a Relevant Jurisdiction, the Company has the option, pursuant to legally applicable measures, to make payments of principal of, or interest on or any other amounts in respect of, this Note in either the current national currency of such Relevant Jurisdiction or Euro, the Company will make such payments in such national currency or Euro at its sole discretion. To the extent that the terms and conditions of this Note require the rounding up or down of certain amounts or quotations expressed in Euro, such rounding will be made to the smallest currency unit of the Euro. The circumstances and consequences described in this paragraph and any resultant amendment to the terms and conditions of this Note will not entitle any Holder hereof (i) to any legal remedy, including, without limitation, redemption, rescission, notice, repudiation, adjustment or renegotiation of the terms and conditions of this Note or the Indenture, or (ii) to raise any defense or make any claim (including, without limitation, claims of breach, force majeure, frustration of purpose or impracticability) or any other claim for compensation, damages or any other relief, nor will any such events affect any of the other obligations of the Company under this Note or the Indenture.

Dual Currency Notes

      If this Note is specified on the face hereof as a Dual Currency Note, the Company may have a one time option, exercisable on one or more dates (each an "Option Election Date") in whole, but not in part, with respect to all Notes issued on the same day and having the same terms (a "Tranche"), of thereafter making all payments of principal, premium, if any, and interest (which payments would otherwise be made in the Specified Currency of such Notes) in an optional currency (the "Optional Payment Currency").

      If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified in the applicable Pricing Supplement. If such election is made, notice of such election shall be mailed in accordance with the terms of the applicable Tranche of Dual Currency Notes within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, in which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

Renewable Notes

      If this Note is specified on the face hereof as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Maturity Date") unless the term of all or any portion of this Note is renewed in accordance with the following procedures:

      On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof) prior to the Initial Maturity Date of a this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

      The Holder may elect to renew the term of this Note, or if so specified, any portion thereof, by delivering a notice to such effect to the Trustee (or any duly appointed paying agent) at the corporate trust office of the Trustee or agency of the Trustee in the City of New York not less than 15 nor more than 30 days prior to such Renewal Date. Such election will be irrevocable and will be binding upon each subsequent holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof and then only in such principal amount, or any integral multiple in excess thereof, as is specified on the face hereof. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof.

      If the Holder does not elect to renew the term, this Note must be presented to the Trustee (or any duly appointed paying agent) and, as soon as practicable following receipt of such Note the Trustee (or any duly appointed paying agent) shall issue in exchange therefore in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms identical to the exchanged Note.

Extension of Maturity

      If so specified on the face hereof, the Maturity of this Note may be extended at the option of the Company for the period or periods of whole years specified on the face hereof (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face hereof. If the Company exercises such option, the Trustee will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice") first class, postage prepaid indicating (i) the election of the Company to extend the Maturity, (ii) the new Stated Maturity, (iii) the Spread or Spread Multiplier applicable to the Extension Period, and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's mailing of the Extension Notice, the Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Notice.

      Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Spread or Spread Multiplier provided for in the Extension Notice and establish a higher Spread or Spread

Multiplier for the Extension Period by causing the Trustee to mail notice of such higher Spread or Spread Multiplier, first class, postage prepaid to the Holder of this Note. Such notice shall be irrevocable. All Registered Notes with respect to which the Maturity is extended will bear such higher Spread or Spread Multiplier.

      If the Company extends the Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days before the such old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Trustee, revoke such tender for repayment until the close of business on the tenth calendar day before the old Stated Maturity.

Optional Redemption, Repayment and Repurchase

      If so specified on the face hereof, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an Optional Redemption Date") specified herein, at the price (the "Redemption Price")(together with accrued interest to such Optional Redemption Date) specified herein. Unless otherwise stated herein, the Company may exercise such option with respect to this Note by notifying the Trustee for this Note at least 45 days prior to any Optional Redemption Date. At least 30 but not more than 60 days prior to the date of redemption, the Trustee shall provide notice of such redemption to the Holder hereof in accordance with "Notices" below. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof. If redeemed prior to its Stated Maturity, this Note must be presented for payment together with all unmatured Coupons, if any, appertaining hereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment.

      If so specified on the face hereof, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an Optional Redemption Date") specified herein, at the price (the "Redemption Price")(together with accrued interest to such Optional Redemption Date) specified herein. Unless otherwise stated herein, the Company may exercise such option with respect to this Note by notifying the Trustee for this Note at least 45 days prior to any Optional Redemption Date. At least 30 but not more than 60 days prior to the date of redemption, the Trustee shall provide notice of such redemption to the Holder hereof in accordance with "Notices" below. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof. If redeemed prior to its Stated Maturity, this Note must be presented for payment together with all unmatured Coupons, if any, appertaining hereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment.

      Unless otherwise specified herein, the Bearer Notes will not be subject to any sinking fund.

      The Bearer Notes may be redeemed at the option of the Company in whole, but not in part, at any time on giving not less than 30 or more than 60 days' notice as set forth below (which notice shall be irrevocable) at their Redemption Prices, if the Company has or will become obligated to pay additional interest on the Bearer Notes as described below as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Original Issue Date, and such obligation cannot be avoided by the Company taking reasonable measures available to it. No such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of the Bearer Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and an opinion of independent counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

      If so specified on the face hereof, this Note will be repayable prior to its Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Principal Paying Agent (as specified below) must receive the Note at least 30 but not more than 45 days prior to an Optional Repayment Date. Any tender of this Note for repayment shall be irrevocable. The repayment option may be exercised by the Holder hereof for less than the entire principal amount hereof, provided, that the principal amount of the Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be cancelled and a new Note or Notes for the remaining principal amount hereof shall be issued to the Holder of this Note.

      Notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or (y) if so specified, the Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

      The Company may at any time purchase Bearer Notes at any price in the open market or otherwise. Bearer Notes so purchased by the Company may, at the discretion of the Company, be held or resold (in which case the Company will comply with applicable selling restrictions contained in the applicable Treasury regulations as described in the applicable Pricing Supplement) or surrendered to the Trustee for such Notes for cancellation (together with any unmatured Coupons attached thereto or purchased therewith).

Tax Redemption

      The Bearer Notes of a series may be redeemed at the option of the Company in whole, but not in part, at any time on giving at least 30 but not more than 60 days' notice in accordance with "Notices" below (which notice shall be irrevocable), at the respective Redemption Prices thereof, if the Company has or will become obligated to pay additional interest on such Notes as described in the following paragraph as a result of any chance in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after their respective Original Issue Dates, and such obligation cannot be avoided by the Company taking reasonable measures available to it; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of such Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee for thie Notes to be redeemed a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and an opinion of independent counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

Payment of Additional Interest

         The Company will, subject to the exceptions and limitations set forth below, pay as additional interest to the Holder of this Note or any Coupon that is a United States Alien (as defined below) such amounts as may be necessary so that every net payment on this Note or such Coupon, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in this Note or such Coupon to be then due and payable. However, the Company will not be required to make any such payment of additional interest to such Holder for or an account of:

            (a) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor or beneficiary of, or a Person holding a power over, such Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or a corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, Person holding a power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein or (ii) such Holder's past or present status as a passive foreign investment company, a personal holding company, foreign personal holding company, a controlled foreign corporation for United States tax purposes or private foundation or other tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

            (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

            (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of this Note or such Coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later;

            (d) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on this Note or such Coupon;

            (e) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on this Note or such Coupon, if such payment can be made without such deduction or withholding by any other Paying Agent;

            (f) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns ten percent or more of the combined voting power of all classes of stock of the Company or is a controlled foreign corporation related to the Company through stock ownership; nor shall such additional interest be paid with respect to a payment on this Note or such Coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner been the Holder of this Note or such Coupon.

      The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

Paying Agents

      The Company has initially appointed as its Paying Agents for Bearer Notes of this Series the offices listed below:

                             Principal Paying Agent:

                              Bankers Trust Company
                           1 Appold Street, Broadgate
                                London, EC2A 2HE

                                  Paying Agent:

                         Bankers Trust Luxembourg, S.A.
                                 F.D. Roosevelt
                                  14 Boulevard
                                L-2450 Luxembourg

      The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents and to approve any change in the office through which any Paying Agent acts, provided that there will at all times be a Paying Agent (which may be the Trustee) in at least one city in Europe, which, so long as Bearer Notes are listed on the Luxembourg Stock Exchange and that exchange shall so require, shall include Luxembourg. Notice of any such termination or appointment and of any changes in the specified offices of the Trustee or any Paying Agent will be given to the Holder hereof as described below.

Notices

      All notices to Holders of this Note will be deemed to have been duly given if published on two separate Business Days in a leading London daily newspaper (which is expected to be the Financial Times) and, so long as the Bearer Notes are listed on the Luxembourg Stock Exchange and such exchange so requires, in Luxembourg in a newspaper of general circulation in Luxembourg (which is expected to be the Luxemburger Wort). Such notices shall be deemed to have been given on the date of the first such publication.

Other Provisions

      If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of all Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

      As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Bearer Notes of different authorized denominations, as requested by the Person surrendering the same.

      No service charge shall be made for any such exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      In case this Note or any Coupon shall at any time become mutilated, destroyed, stolen or lost, it may be replaced at the specified office of the Principal Paying Agent in London; or, so long as the Bearer Notes are listed on the Luxembourg Stock Exchange, at the specified office of the Paying Agent in Luxembourg, upon payment by the claimant of such expenses as may be incurred in connection therewith and, in the case of destruction, theft or loss, on such terms as to evidence and indemnity as the Company or the Trustee may reasonably require. Mutilated or defaced Bearer Notes or Coupons must be surrendered before replacements will be issued.

      All monies paid by the Company to a Trustee or Paying Agent for the payment of principal of or any premium or interest on any Bearer Note or for the payment of any Coupon which remain unclaimed at the end of two years after such payments shall have become due and payable will be repaid to the Company, at its written request, and the Holder of such Note or Coupon will thereafter look only to the Company for payment, such payment to be made only outside the United States.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Debt Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time Outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

      Holders of Debt Securities of this series may not enforce their rights pursuant to the Indenture or such Debt Securities except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

      The Company may, without the consent of the Holders of the Notes, consolidate with, merge into, or transfer substantially all of its assets to, a corporation that is a U.S. Person, provided that the successor corporation assumes all obligations of the Company under the Notes and certain other conditions are met, including a waiver by the successor corporation of any right to redeem the Notes under circumstances in which the successor corporation would be entitled to redeem the Notes but the Company would not have been entitled to do so.

      Except as provided above, the obligation to pay the principal hereof (and premium, if any) and interest hereon in the designated currency of payment is of the essence. To the fullest extent possible under applicable law, judgments in respect of this Note shall be given in such currency. The obligation of the Company to make such payments in the designated currency of payment shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the designated currency of payment that the Holder of this Note may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) on the business day in the country of issue of the designated currency of payment or in the international banking community (in the case of a composite currency) immediately following the day on which such Holder receives such payment. If the amount in the designated currency of payment that may be so purchased is for any reason less than the amount originally due, the Company shall, as a separate and independent obligation, pay such additional amounts in the designated currency of payment as may be necessary to compensate for any such shortfall.

      If the Specified Currency of this Note is Pounds sterling, the following applies: The Company is not an institution authorised under the Banking Act 1987 of the United Kingdom, and this Note is a medium-term note issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Company represents that as of the date of issuance of this Note, (1) the Company is in compliance with its listing obligations to The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited in connection with the Company's securities that are listed on such Exchange; and (2) since information was last published in compliance with such listing obligations, the Company, having made all reasonable enquiries, has not become aware of any change in circumstances which could reasonably be regarded as significantly and adversely affecting its ability to meet its obligations on this Note as they fall due. Repayment of principal and payment of interest and any premium on this Note have not been guaranteed by any person.

      This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

      All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                Exhibit 4(v)(iv)

                     FORM OF SERIES I FIXED RATE BEARER NOTE

BEARER                                                          PRINCIPAL AMOUNT
No. FX-                                                           OR FACE AMOUNT

                        SALOMON SMITH BARNEY HOLDINGS INC.

                           MEDIUM-TERM NOTE, SERIES I

                                  (FIXED RATE)                             CUSIP

                  Due More Than Nine Months from Date of Issue

            ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTION 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

            IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES

Issue Price:                                     Original Issue Date:

Interest Rate:                                       Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
      (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:  |_|  Yes  (see attached)  |_| No

      Optional Payment Currency:
      Designated Exchange Rate:

Interest Payment Dates:             Accrue to Pay:  |_|  Yes  |_|  No

Indexed Principal Note:  |_|  Yes  (see attached)  |_|  No

Interest Rate Reset  |_|  The Interest Rate may not be changed prior to Stated
                          Maturity.

                     |_| The Interest Rate may be changed prior to Stated Maturity (see attached).

Optional Reset Dates (if applicable):

Amortizing Note:  |_|  Yes  |_|  No

      Amortization Schedule:

Optional Redemption:  |_|  Yes  |_|  No

      Optional Redemption Dates:

      Redemption Prices:

Bond Yield to Maturity:                        Bond Yield to Call:

Optional Repayment:  |_|  Yes  |_|  No

      Optional Repayment Dates:                Optional Repayment Prices:

Optional Extension of Stated Maturity:  |_|  Yes  |_|  No

      Final Maturity:

Discount Note:  |_|  Yes  |_|  No

      Total Amount of OID:                     Yield to Maturity:

Renewable Note:  |_|  Yes  (see attached)  |_|  No

      Special Election Interval (if applicable):

      Amount (if less than entire principal amount) as to which election may be exercised:

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

            SALOMON SMITH BARNEY HOLDINGS INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to bearer, upon presentation and surrender hereof, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the Pricing Supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) to pay accrued interest on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount, then outstanding) to the bearer of the interest coupons attached hereto (the "Coupons") at the Interest Rate shown above, annually in arrears on the Interest Payment Dates specified on the face of this Note, commencing on the first Interest Payment Date following the Original Issue Date shown above upon presentation and surrender of the Coupons as they shall severally mature, and on the Stated Maturity shown above, or upon earlier redemption or repayment, until, in either case, the Principal Amount then outstanding or the Face Amount is paid or duly provided for in accordance with the terms hereof. Interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months. If an Interest Payment Date with respect to any Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; provided, however, that any payment required to be made in respect of such Note on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment. However, if with respect to any Note for which "Accrue to Pay" is specified on the face thereof and any Interest Payment Date with respect to such Fixed Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day. Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date.

            For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York, (b) London, England, (c) the place in which this Note or any Coupon is presented for payment or (d) if the Specified Currency (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which, in the case of the Euro, shall be Brussels, Belgium).

            The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as his attorney-in-fact for any and all such purposes.

            If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

            Except under certain circumstances for Notes having Specified Currencies other than U.S. dollars, payments of the principal hereof and any premium and interest hereon will be made only in the Specified Currency. Payments in respect of this Note and any Coupon will be made only against surrender of this Note or such Coupon, at the offices of the Paying Agents outside the United States listed on the reverse hereof. At the direction of the Holder of this Note or any Coupon, and subject to applicable laws and regulations, such payments will be made by check drawn on a bank in The City of New York (in the case of U.S. dollar payments) or outside the United States (in the case of payments in a currency other than U.S. dollars) mailed to an address outside the United States furnished by the Holder hereof or, at the option of the Holder hereof, by wire transfer (pursuant to written instructions supplied by the Holder hereof) to an account maintained by the payee with a bank located outside the United States. No payment in respect of this Note or any Coupon will be made upon presentation of this Note or such Coupon at any office or agency of the Trustee or any other paying agency maintained by the Company in the United States, nor will any such payment be made by transfer to an account, or by mail to an address, in the United States. Notwithstanding the foregoing, if U.S. dollar payments in respect of this Note or any Coupons at the offices of all Paying Agents outside the United States become illegal or are effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in U.S. dollars, the Company will appoint an office or agency (which may be the Trustee) in the United States at which such payments may be made.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

            This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Bankers Trust Company, or its successor, as Trustee.

            IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                    SALOMON SMITH BARNEY HOLDINGS INC.


                                    By
                                      --------------------------
                                      Authorized Officer

[Seal]


                                    Attest:
                                           ---------------------
                                           Secretary

                          CERTIFICATE OF AUTHENTICATION

            This is one of the Bearer Notes issued under the within-mentioned Indenture.

                                    BANKERS TRUST COMPANY,
                                      as Trustee


                                   By
                                      --------------------------
                                     Authorized Signatory

                        SALOMON SMITH BARNEY HOLDINGS INC.

                           MEDIUM-TERM NOTE, SERIES I

                                  (FIXED RATE)

General

      This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture, dated as of December 1, 1988, as amended (the "Indenture") between the Company and Bankers Trust Company, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture) to which indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, as exchange rate agent for the Notes (the "Exchange Rate Agent") on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

      Unless otherwise specified on the face hereof, the authorized denominations of Bearer Notes denominated in U.S. dollars will be U.S.$10,000 and any larger amount that is an integral multiple of U.S.$1,000. The authorized denominations of Bearer Notes having a specified currency other than U.S. dollars will be, unless otherwise specified herein, the approximate equivalents thereof in the Specified Currency.

Fixed Rate Notes

      This Note will bear interest from its Original Issue Date, or from the last Interest Payment Date to which interest has been paid or duly provided for, at the Interest Rate stated on the face hereof until the principal amount hereof is paid or made available for payment, except as otherwise described below under "Subsequent Interest Periods" and "Extension of Maturity", and except that if so specified in the attached Pricing Supplement, the rate of interest payable may be subject to adjustment as specified therein.

      Unless otherwise set forth herein, interest on this Note will be payable semiannually in arrears on the Interest Payment Dates set forth above and at Stated Maturity. If an Interest Payment Date with respect to any Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall not be postponed; provided, however, that any payment required to be made in respect of such Note on a date (including the day of Stated Maturity) that is not a Business Day for such Note need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment. However, if with respect to any Note for which "Accrue to Pay" is specified on the face hereof, and any Interest Payment Date with respect to such Fixed Rate Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day. Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date.

      Each payment of interest in respect of an Interest Payment Date shall include interest accrued through the day before such Interest Payment Date. Unless otherwise specified herein, interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months ("30 over "360").

Subsequent Interest Periods

      If so specified on the face hereof, the Interest Rate on this Note may be reset by the Company on the date or dates specified on the face hereof (each an "Optional Reset Date"). Not later than 40 days prior to each Optional Reset Date, the Paying Agent will mail to the Holder of this Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the Interest Rate, and if so, (i) such new Interest Rate and
(ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date, or, if there is no such next Optional Reset Date, to the Stated Maturity of this Note (each such period, a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period. Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the Interest Rate provided for in the Reset Notice and establish a higher Interest Rate for the Subsequent Interest Period by causing the Paying Agent to mail notice of such higher Interest Rate to the Holder of this Note. Such notice shall be irrevocable. All Bearer Notes with respect to which the Interest Rate is reset on an Optional Reset Date will bear such higher Interest Rate.

      The Holder of this Note will have the option to elect repayment by the Company on each Optional Reset Date at a price equal to the principal amount hereof, plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Paying Agent shall be at least 25 but not more than 35 days prior to such Optional Reset Date, and except that if the Holder has tendered this Note for repayment pursuant to a Reset Notice, the Holder may, by written notice to the Paying Agent, revoke such tender for repayment until the close of business on the tenth day before the Optional Reset Date.

Indexed Notes

      If this Note is an Indexed Principal Note, then the principal amount payable at Stated Maturity or earlier redemption or retirement is determined by reference to the amount designated on the face hereof as the Face Amount of this Note and by reference to the Index as described on the face hereof. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face

Amount. If the determination of the Index is calculated or announced by a third party, which may be an affiliate of the Company, and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time this Note was issued and permitted changes described on the face hereof), then such Index shall be calculated for this Note's purposes by another third party, which may be an affiliate of the Company, selected by the Company subject to the same conditions and controls as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed principal amount of this Note shall be calculated in the manner described on the face hereof. Any determination of such third party shall in the absence of manifest error be binding on all parties.

Payment in Currencies Other Than the Specified Currency

      Except as set forth below, if any payment in respect hereof is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then such payment shall be made in U.S. dollars until such currency is again available or so used. The amount so payable in such foreign currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

      In the event of an official redenomination of the Specified Currency of this Note (other than as a result of European Monetary Union, but including without limitation an official redenomination of any such Specified Currency that is a composite currency), the obligations of the Company with respect to payments on this Note shall, in all cases, be deemed immediately following such redenomination to provide for the payment of that amount of redenominated currency representing the amount of such obligations immediately before such redenomination. This Note does not provide for any adjustment to any amount payable under this Note as a result of (i) any change in the value of the Specified Currency hereof relative to any other currency due solely to fluctuations in exchange rates or (ii) any redenomination of any component currency of any composite currency (unless such composite currency is itself officially redenominated). In the event of European Monetary Union, the procedures described in this paragraph shall not apply, and the obligations of the Company with respect to payments on this Note shall instead be determined as set forth in the following paragraph.

      Stage III of the European Economic and Monetary Union ("Stage III") is presently scheduled to commence on January 1, 1999 for those member states of the European Union that satisfy the economic convergence criteria set forth in the Treaty on European Union. Certain of the foreign currencies in which this Note may be denominated or payments in respect of this Note may be due are signatories to such Treaty (any such country, a "Relevant Jurisdiction" with respect to such Note). Stage III includes the introduction of a single currency (the "Euro") which will be legal tender in such member states. It is anticipated that the European Union will adopt regulations or other legislation providing specific rules for the introduction of the Euro in substitution for the respective national currencies of such member states, which regulations or legislation may be supplemented by legislation of the individual member states. In the event that any Relevant Jurisdiction adopts the Euro, the laws and regulations of the European Union (and, if any, of such Relevant Jurisdiction) relating to the Euro implemented pursuant to or by virtue of the Treaty on European Union shall apply to this Note and the Indenture, and, except as provided in the following paragraph, the payment of principal of, or interest on, or any other amounts in respect of this Note at any time after the official date of introduction of the Euro by the Relevant Jurisdiction shall be effected in Euro in conformity with any such legally applicable measures. If, following the introduction of the Euro by a Relevant Jurisdiction, the Company has the option, pursuant to legally applicable measures, to make payments of principal of, or interest on or any other amounts in respect of, this Note in either the current national currency of such Relevant Jurisdiction or Euro, the Company will make such payments in such national currency or Euro at its sole discretion. To the extent that the terms and conditions of this Note require the rounding up or down of certain amounts or quotations expressed in Euro, such rounding will be made to the smallest currency unit of the Euro. The circumstances and consequences described in this paragraph and any resultant amendment to the terms and conditions of this Note will not entitle any Holder hereof (i) to any legal remedy, including, without limitation, redemption, rescission, notice, repudiation, adjustment or renegotiation of the terms and conditions of this Note or the Indenture, or (ii) to raise any defense or make any claim (including, without limitation, claims of breach, force majeure, frustration of purpose or impracticability) or any other claim for compensation, damages or any other relief, nor will any such events affect any of the other obligations of the Company under this Note or the Indenture.

Dual Currency Notes

      If this Note is specified on the face hereof as a Dual Currency Note, the Company may have a one time option, exercisable on one or more dates (each an "Option Election Date") in whole, but not in part, with respect to all Notes issued on the same day and having the same terms (a "Tranche"), of thereafter making all payments of principal, premium, if any, and interest (which payments would otherwise be made in the Specified Currency of such Notes) in an optional currency (the "Optional Payment Currency").

      If the Company makes such an election, the amount payable in the Optional Payment Currency shall be determined using the Designated Exchange Rate specified in the applicable Pricing Supplement. If such election is made, notice of such election shall be mailed in accordance with the terms of the applicable Tranche of Dual Currency Notes within two Business Days of the Option Election Date and shall state (i) the first date, whether an Interest Payment Date and/or Stated Maturity, in which scheduled payments in the Optional Payment Currency will be made and (ii) the Designated Exchange Rate. Any such notice by the Company, once given, may not be withdrawn. The equivalent value in the Specified Currency of payments made after such an election may be less, at the then current exchange rate, than if the Company had made such payment in the Specified Currency.

Renewable Notes

      If this Note is specified on the face hereof as a Renewable Note, this Note will mature on an Interest Payment Date occurring in or prior to the twelfth month following the Original Issue Date of this Note (the "Initial Maturity Date") unless the term of all or any portion of this Note is renewed in accordance with the following procedures:

      On the Interest Payment Date occurring in the sixth month (unless a different interval (the "Special Election Interval") is specified on the face hereof) prior to the Initial Maturity Date of a this Note (the "Initial Renewal Date") and on the Interest Payment Date occurring in each sixth month (or in the last month of each Special Election Interval) after such Initial Renewal Date (each, together with the Initial Renewal Date, a "Renewal Date"), the term of this Note may be extended to the Interest Payment Date occurring in the twelfth month (or, if a Special Election Interval is specified on the face hereof, the last month in a period equal to twice the Special Election Interval) after such Renewal Date, if the Holder of this Note elects to extend the term of this Note or any portion thereof as described below. If the Holder does not elect to extend the term of any portion of the principal amount of this Note during the specified period prior to any Renewal Date, such portion will become due and payable on the Interest Payment Date occurring in the sixth month (or the last month in the Special Election Interval) after such Renewal Date (the "New Maturity Date").

      The Holder may elect to renew the term of this Note, or if so specified, any portion thereof, by delivering a notice to such effect to the Trustee (or any duly appointed paying agent) at the corporate trust office of the Trustee or agency of the Trustee in the City of New York not less than 15 nor more than 30 days prior to such Renewal Date. Such election will be irrevocable and will be binding upon each subsequent holder of this Note. An election to renew the term of this Note may be exercised with respect to less than the entire principal amount of this Note only if so specified on the face hereof and then only in such principal amount, or any integral multiple in excess thereof, as is specified on the face hereof. Notwithstanding the foregoing, the term of this Note may not be extended beyond the Stated Maturity specified for this Note on the face hereof.

      If the Holder does not elect to renew the term, this Note must be presented to the Trustee (or any duly appointed paying agent) and, as soon as practicable following receipt of such Note the Trustee (or any duly appointed paying agent) shall issue in exchange therefore in the name of such Holder (i) a Note, in a principal amount equal to the principal amount of such exchanged Note for which no election to renew the term thereof was exercised, with terms identical to those specified on such exchanged Note (except that such Note shall have a fixed, nonrenewable Stated Maturity on the New Maturity Date) and (ii) if an election to renew is made with respect to less than the full principal amount of such Holder's Note, a replacement Renewable Note, in a principal amount equal to the principal amount of such exchanged Note for which the election to renew was made, with terms identical to the exchanged Note.

Extension of Maturity

      If so specified on the face hereof, the Maturity of this Note may be extended at the option of the Company for the period or periods of whole years specified on the face hereof (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face hereof. If the Company exercises such option, the Paying Agent will mail to the Holder of this Note not later than 40 days prior to the old Stated Maturity a notice (the "Extension Notice") first class, postage prepaid indicating (i) the election of the Company to extend the Maturity, (ii) the new Stated Maturity, (iii) the Interest Rate applicable to the Extension Period, and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Paying Agent's mailing of the Extension Notice, the Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, this Note will have the same terms as prior to the mailing of such Notice.

      Notwithstanding the foregoing, not later than 20 days prior to the old Stated Maturity of this Note, the Company may, at its option, revoke the Interest Rate provided for in the Extension Notice and establish a higher Interest Rate for the Extension Period by causing the Paying Agent to mail notice of such higher Interest Rate, first class, postage prepaid to the Holder of this Note. Such notice shall be irrevocable. All Bearer Notes with respect to which the Maturity is extended will bear such higher Interest Rate.

      If the Company extends the Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the old Stated Maturity at a price equal to the principal amount hereof, plus interest accrued to such date. In order to obtain repayment on such old Stated Maturity once the Company has extended the Maturity hereof, the Holder must follow the procedures set forth below for optional repayment, except that the period for delivery or notification to the Paying Agent shall be at least 25 but not more than 35 days before the such old Stated Maturity, and except that if the Holder has tendered this Note for repayment pursuant to an Extension Notice, the Holder may, by written notice to the Paying Agent, revoke such tender for repayment until the close of business on the tenth calendar day before the old Stated Maturity.

Optional Redemption, Repayment and Repurchase

      If so specified on the face hereof, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an Optional Redemption Date") specified herein, at the price (the "Redemption Price")(together with accrued interest to such Optional Redemption Date) specified herein. Unless otherwise stated herein, the Company may exercise such option with respect to this Note by notifying the Trustee for this Note at least 45 days prior to any Optional Redemption Date. At least 30 but not more than 60 days prior to the date of redemption, the Trustee shall provide notice of such redemption to the Holder hereof in accordance with "Notices" below. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof. If redeemed prior to its Stated Maturity, this Note must be presented for payment together with all unmatured Coupons, if any, appertaining hereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment.

      If so specified on the face hereof, the Company may, at its option, redeem this Note in whole or in part, on the date or dates (each an Optional Redemption Date") specified herein, at the price (the "Redemption Price")(together with accrued interest to such Optional Redemption Date) specified herein. Unless otherwise stated herein, the Company may exercise such option with respect to this Note by notifying the Trustee for this Note at least 45 days prior to any Optional Redemption Date. At least 30 but not more than 60 days prior to the date of redemption, the Trustee shall provide notice of such redemption to the Holder hereof in accordance with "Notices" below. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof. If redeemed prior to its Stated Maturity, this Note must be presented for payment together with all unmatured Coupons, if any, appertaining hereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment.

      Unless otherwise specified herein, the Bearer Notes will not be subject to any sinking fund.

      The Bearer Notes may be redeemed at the option of the Company in whole, but not in part, at any time on giving not less than 30 or more than 60 days' notice as set forth below (which notice shall be irrevocable) at their Redemption Prices, if the Company has or will become obligated to pay additional interest on the Bearer Notes as described below as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Original Issue Date, and such obligation cannot be avoided by the Company taking reasonable measures available to it. No such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of the Bearer Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and an opinion of independent counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

      If so specified on the face hereof, this Note will be repayable prior to its Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Principal Paying Agent (as specified below) must receive the Note at least 30 but not more than 45 days prior to an Optional Repayment Date. Any tender of this Note for repayment shall be irrevocable. The repayment option may be exercised by the Holder hereof for less than the entire principal amount hereof, provided, that the principal amount of the Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be cancelled and a new Note or Notes for the remaining principal amount hereof shall be issued to the Holder of this Note.

      Notwithstanding anything herein to the contrary, if this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to the Stated Maturity hereof (other than pursuant to an optional redemption by the Company at a stated Redemption Price), in lieu of the principal amount due at the Stated Maturity hereof, shall be the Amortized Face Amount of this Note as of the redemption date or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or (y) if so specified, the Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such
Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

      The Company may at any time purchase Bearer Notes at any price in the open market or otherwise. Bearer Notes so purchased by the Company may, at the discretion of the Company, be held or resold (in which case the Company will comply with applicable selling restrictions contained in the applicable Treasury regulations as described in the applicable Pricing Supplement) or surrendered to the Trustee for such Notes for cancellation (together with any unmatured Coupons attached thereto or purchased therewith).

Tax Redemption

      The Bearer Notes of a series may be redeemed at the option of the Company in whole, but not in part, at any time on giving at least 30 but not more than 60 days' notice in accordance with "Notices" below (which notice shall be irrevocable), at the respective Redemption Prices thereof, if the Company has or will become obligated to pay additional interest on such Notes as described in the following paragraph as a result of any chance in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after their respective Original Issue Dates, and such obligation cannot be avoided by the Company taking reasonable measures available to it; provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of such Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee for thie Notes to be redeemed a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and an opinion of independent counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

Payment of Additional Interest

      The Company will, subject to the exceptions and limitations set forth below, pay as additional interest to the Holder of this Note or any Coupon that is a United States Alien (as defined below) such amounts as may be necessary so that every net payment on this Note or such Coupon, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in this Note or such Coupon to be then due and payable. However, the Company will not be required to make any such payment of additional interest to such Holder for or an account of:

            (a) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor or beneficiary of, or a Person holding a power over, such Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or a corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, Person holding a power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein or (ii) such Holder's past or present status as a passive foreign investment company, a personal holding company, foreign personal holding company, a controlled foreign corporation for United States tax purposes or private foundation or other tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

            (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

            (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of this Note or such Coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later;

            (d) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on this Note or such Coupon;

            (e) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on this Note or such Coupon, if such payment can be made without such deduction or withholding by any other Paying Agent;

            (f) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns ten percent or more of the combined voting power of all classes of stock of the Company or is a controlled foreign corporation related to the Company through stock ownership; nor shall such additional interest be paid with respect to a payment on this Note or such Coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner been the Holder of this Note or such Coupon.

      The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

Paying Agents

      The Company has initially appointed as its Paying Agents for Bearer Notes of this Series the offices listed below:

                             Principal Paying Agent:

                              Bankers Trust Company
                           1 Appold Street, Broadgate
                                London, EC2A 2HE

                                  Paying Agent:

                         Bankers Trust Luxembourg, S.A.
                                 F.D. Roosevelt
                                  14 Boulevard
                                L-2450 Luxembourg

      The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents and to approve any change in the office through which any Paying Agent acts, provided that there will at all times be a Paying Agent (which may be the Trustee) in at least one city in Europe, which, so long as Bearer Notes are listed on the Luxembourg Stock Exchange and that exchange shall so require, shall include Luxembourg. Notice of any such termination or appointment and of any changes in the specified offices of the Trustee or any Paying Agent will be given to the Holder hereof as described below.

Notices

      All notices to Holders of this Note will be deemed to have been duly given if published on two separate Business Days in a leading London daily newspaper (which is expected to be the


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

Financial Times) and, so long as the Bearer Notes are listed on the Luxembourg Stock Exchange and such exchange so requires, in Luxembourg in a newspaper of general circulation in Luxembourg (which is expected to be the Luxemburger
Wort). Such notices shall be deemed to have been given on the date of the first such publication.

Other Provisions

      If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of all Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

      As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Bearer Notes of different authorized denominations, as requested by the Person surrendering the same.

      No service charge shall be made for any such exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      In case this Note or any Coupon shall at any time become mutilated, destroyed, stolen or lost, it may be replaced at the specified office of the Principal Paying Agent in London; or, so long as the Bearer Notes are listed on the Luxembourg Stock Exchange, at the specified office of the Paying Agent in Luxembourg, upon payment by the claimant of such expenses as may be incurred in connection therewith and, in the case of destruction, theft or loss, on such terms as to evidence and indemnity as the Company or the Trustee may reasonably require. Mutilated or defaced Bearer Notes or Coupons must be surrendered before replacements will be issued.

      All monies paid by the Company to a Trustee or Paying Agent for the payment of principal of or any premium or interest on any Bearer Note or for the payment of any Coupon which remain unclaimed at the end of two years after such payments shall have become due and payable will be repaid to the Company, at its written request, and the Holder of such Note or Coupon will thereafter look only to the Company for payment, such payment to be made only outside the United States.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Debt Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time Outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and


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

of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

      Holders of Debt Securities of this series may not enforce their rights pursuant to the Indenture or such Debt Securities except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

      The Company may, without the consent of the Holders of the Notes, consolidate with, merge into, or transfer substantially all of its assets to, a corporation that is a U.S. Person, provided that the successor corporation assumes all obligations of the Company under the Notes and certain other conditions are met, including a waiver by the successor corporation of any right to redeem the Notes under circumstances in which the successor corporation would be entitled to redeem the Notes but the Company would not have been entitled to do so.

      Except as provided above, the obligation to pay the principal hereof (and premium, if any) and interest hereon in the designated currency of payment is of the essence. To the fullest extent possible under applicable law, judgments in respect of this Note shall be given in such currency. The obligation of the Company to make such payments in the designated currency of payment shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the designated currency of payment that the Holder of this Note may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) on the business day in the country of issue of the designated currency of payment or in the international banking community (in the case of a composite currency) immediately following the day on which such Holder receives such payment. If the amount in the designated currency of payment that may be so purchased is for any reason less than the amount originally due, the Company shall, as a separate and independent obligation, pay such additional amounts in the designated currency of payment as may be necessary to compensate for any such shortfall.

      If the Specified Currency of this Note is Pounds sterling, the following applies: The Company is not an institution authorised under the Banking Act 1987 of the United Kingdom, and this Note is a medium-term note issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Company represents that as of the date of issuance of this Note, (1) the Company is in compliance with its listing obligations to The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited in connection with the Company's securities that are listed on such Exchange; and (2) since information was last published in compliance with such listing obligations, the Company, having made all reasonable enquiries, has not become aware of any change in circumstances which could reasonably be regarded as significantly and adversely affecting its ability to meet its obligations on this Note as they fall due. Repayment of principal and payment of interest and any premium on this Note have not been guaranteed by any person.

      This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

      All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.


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